UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2021

Date of reporting period:	January 1, 2021 – December 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Message from the Trustees

February 8, 2022

Dear Shareholder:

In 2021, most areas of the stock market had another above-average year as corporate earnings rose amid rapid gross domestic product growth. Bonds, on the other hand, had a subpar year, with inflation causing concern. Financial markets are now adjusting to a shift in monetary policy, as the U.S. Federal Reserve reduces its bond-purchasing program and considers raising interest rates.

In 2022, the evolving Covid-19 pandemic remains challenging. Still, companies have learned to adapt to unexpected hurdles. Trends in consumer spending, employment, and credit conditions have been encouraging. We believe economic conditions may remain supportive for financial markets this year.

As the economy shifts gears, Putnam’s investment professionals will be actively managing your fund and monitoring risks, as the firm has done for more than 80 years.

Thank you for investing with Putnam.

Performance summary (as of 12/31/21)

Investment objective

As high a level of current income as Putnam Investment Management, LLC, (Putnam Management) believes is consistent with the preservation of capital

Net asset value December 31, 2021

Class IA: $8.74	Class IB: $8.69

Total return at net asset value (as of 12/31/21)

				Bloomberg
				Government
				Bond -
				Bloomberg
	Class IA	Class IB	Bloomberg	U.S. MBS
	shares	shares	U.S. MBS	Linked
	(2/1/00)	(2/1/00)	Index	Benchmark*
1 year	–3.43%	–3.66%	–1.04%	–1.04%
5 years	9.82	8.34	13.13	12.58
Annualized	1.89	1.61	2.50	2.40
10 years	17.04	14.04	25.27	19.62
Annualized	1.59	1.32	2.28	1.81
Life	151.82	138.61	164.43	149.99
Annualized	4.30	4.05	4.54	4.27

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

The Bloomberg U.S. MBS Index is an unmanaged index of agency mortgage-backed pass-through securities (both fixed rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

The Bloomberg Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

* The Bloomberg Government Bond Index - Bloomberg U.S. MBS Index Linked Benchmark represents performance of the Bloomberg Government Bond Index from the inception date of the fund, February 1, 2000, through April 29, 2018, and performance of the Bloomberg U.S. MBS Index from April 30, 2018, and thereafter.

All Bloomberg indices provided by Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Putnam VT Mortgage Securities Fund	1

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

2	Putnam VT Mortgage Securities Fund

Report from your fund’s manager

How was the investment environment for the 12-month reporting period ended December 31, 2021?

Investors navigated varied financial market conditions during the period. Risk assets generally advanced, driven by a broader rollout of vaccines, fiscal stimulus, low interest rates, and a pick-up in economic activity. However, fixed-income securities and other interest-rate assets came under pressure periodically due to concerns that rising inflation and a speedy economic recovery could prompt central bankers to pare back easy monetary policies sooner than expected.

How did the fund perform in this environment?

For the 12-month reporting period, Putnam VT Mortgage Securities Fund’s class IA shares returned –3.43%, underperforming the benchmark Bloomberg U.S. MBS Index, which returned –1.04%.

What strategies detracted from relative performance during the reporting period?

Prepayment strategies were the primary detractor from performance, largely due to the fund’s exposure to agency interest-only collateralized mortgage obligation [IO CMOs] securities. Entering 2021, many investors expected prepayment speeds to slow as the mortgage industry moved into the late stages of the refinance cycle. However, long-term interest rates remained historically low, and home price appreciation [HPA] was very strong. As a result, prepayment speeds remained elevated, as late-cycle refinance dynamics were stronger and lasted longer than in previous cycles. This led market participants to adjust their models to account for elevated prepayment speeds into the foreseeable future. This drove down prices of IO CMOs. Term structure strategies also weighed on performance during the period.

What strategies helped relative performance during the reporting period?

Exposure to mezzanine commercial mortgage-backed securities [CMBS] was the primary contributor to performance in 2021. Fundamentals continued to improve, and demand for CMBS was strong from a wide investor base. On the fundamental side, forbearance agreements and other loan modifications helped suppress some fears of significantly prolonged difficulties on favorably positioned and well-operated properties. This resulted in a lower number of distressed liquidations.

Exposure to residential mortgage credit, particularly through credit risk transfer securities, was another contributor for the period. Strong monetary and fiscal policies, including forbearance plans, helped to subdue delinquencies and support the housing market, which saw record growth rates. While we do not see any notable signs of slowdown in demand, affordability pressures arising from high home prices and modestly higher mortgage rates should help moderate the pace of HPA growth in 2022, in our view.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks, and to gain access to specific areas of the market. We used interest-rate swaps and options to hedge the risks inherent in the fund’s duration and yield curve positioning, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. We also used futures for hedging treasury term structure risk and for yield curve positioning. Lastly, total return swaps were used to help hedge sector exposure and gain exposure to specific sectors.

What is your market outlook for 2022?

We continue to have a positive view on housing fundamentals and household balance sheets, both of which are supportive of residential mortgage credit markets. However, these residential mortgage-backed securities have rallied substantially during the pandemic and spreads are now back to pre-Covid levels, limiting the upside potential. On the other hand, we believe many prepayment-sensitive securities are now attractively priced and may offer upside potential as mortgage rates trend higher and HPA moderates. Within CMBS, we believe overall fundamentals will continue to improve as workers return to offices, consumers head to local retailers, and hotels welcome travelers back for both business and leisure. Further, by virtue of having real assets serve as collateral and the ability to adjust rents, we believe CMBS provide an attractive relative value and diversification opportunity compared with corporates.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage- and asset-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s exposure to privately issued commercial and residential mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities, which, during periods of difficult economic conditions, may experience an increase in

Putnam VT Mortgage Securities Fund	3

delinquencies and losses as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Default risk is generally higher for non-qualified mortgages. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector (such as the housing or real estate markets). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings or in relevant markets.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

4	Putnam VT Mortgage Securities Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/21 to 12/31/21. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Net expenses for the fiscal year ended
12/31/20*	0.50%	0.75%
Total annual operating expenses for the fiscal
year ended 12/31/20	0.74%	0.99%
Annualized expense ratio for the six-month
period ended 12/31/21†	0.50%	0.75%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/22.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/21		ended 12/31/21
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$2.49	$3.73	$2.55	$3.82
Ending value
(after
expenses)	$972.20	$970.90	$1,022.68	$1,021.42

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/21. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Putnam VT Mortgage Securities Fund	5

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Mortgage Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Mortgage Securities Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

6	Putnam VT Mortgage Securities Fund

The fund’s portfolio 12/31/21

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (92.0%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (43.6%)
Government National Mortgage Association
Pass-Through Certificates
6.50%, with due dates from 4/15/28 to 7/20/36	$20,596	$23,757
6.00%, with due dates from 4/15/28 to 11/20/38	51,134	58,316
5.50%, 4/20/38	70,772	80,015
5.00%, 3/20/50	18,826	20,697
4.70%, 8/20/67	81,897	86,853
4.50%, TBA, 1/1/52	2,000,000	2,114,047
4.50%, with due dates from 2/20/34 to 5/20/48	729,348	799,177
4.00%, TBA, 1/1/52	6,000,000	6,313,865
3.50%, TBA, 1/1/52	5,000,000	5,207,161
3.00%, TBA, 1/1/52	2,000,000	2,070,400
2.00%, TBA, 1/1/52	1,000,000	1,009,635
		17,783,923
U.S. Government Agency Mortgage Obligations (48.4%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7.50%, with due dates from 9/1/30 to 7/1/31	8,146	9,413
7.00%, with due dates from 11/1/26 to 4/1/32	47,278	54,354
5.50%, 12/1/33	9,930	11,155
4.50%, with due dates from 7/1/44 to 8/1/44	92,568	102,022
4.00%, with due dates from 12/1/44 to 9/1/45	365,321	396,783
Federal National Mortgage Association
Pass-Through Certificates
7.50%, with due dates from 9/1/30 to 11/1/30	5,191	5,938
7.00%, with due dates from 12/1/28 to 12/1/35	222,178	258,419
6.50%, 9/1/36	6,623	7,799
6.00%, 1/1/38	55,118	64,061
5.50%, 1/1/38	233,207	262,373
5.00%, 2/1/39	6,105	6,824
4.50%, with due dates from 7/1/44 to 5/1/45	94,472	103,368
3.50%, 6/1/56	527,079	569,754
3.50%, 1/1/47	56,991	60,608
Uniform Mortgage-Backed Securities
4.50%, TBA, 1/1/52	2,000,000	2,143,750
4.00%, TBA, 1/1/52	5,000,000	5,318,555
3.50%, TBA, 1/1/52	5,000,000	5,265,626
3.00%, TBA, 1/1/52	1,000,000	1,036,367
2.50%, TBA, 2/1/52	2,000,000	2,037,110
2.50%, TBA, 1/1/52	2,000,000	2,042,188
		19,756,467
Total U.S. government and agency mortgage
obligations (cost $37,441,428)		$37,540,390

	Principal
MORTGAGE-BACKED SECURITIES (76.9%)*	amount	Value

Agency collateralized mortgage obligations (37.4%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK,
((-4.024 x 1 Month US LIBOR) + 25.79%),
25.351%, 4/15/37	$14,428	$25,681
REMICs IFB Ser. 3072, Class SM,
((-3.667 x 1 Month US LIBOR) + 23.80%),
23.394%, 11/15/35	20,393	35,075
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month
US LIBOR) + 19.86%), 19.531%, 3/15/35	103,192	137,710

	Principal
MORTGAGE-BACKED SECURITIES (76.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month
US LIBOR) + 16.95%), 16.665%, 6/15/34	$8,972	$10,497
REMICs IFB Ser. 4136, Class ES, IO, ((-1 x 1 Month
US LIBOR) + 6.25%), 6.14%, 11/15/42	99,920	10,301
REMICs IFB Ser. 4436, Class SC, IO, ((-1 x 1 Month
US LIBOR) + 6.15%), 6.04%, 2/15/45	362,144	67,891
REMICs IFB Ser. 5003, Class DS, IO, ((-1 x 1 Month
US LIBOR) + 6.10%), 5.998%, 8/25/50	834,910	139,603
REMICs IFB Ser. 4915, Class SD, IO, ((-1 x 1 Month
US LIBOR) + 6.05%), 5.948%, 9/25/49	677,143	134,701
REMICs IFB Ser. 4933, Class SA, IO, ((-1 x 1 Month
US LIBOR) + 6.00%), 5.898%, 12/25/49	809,217	150,811
REMICs Ser. 5043, IO, 5.00%, 11/25/50	599,965	117,436
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	107,878	14,860
REMICs Ser. 4018, Class DI, IO, 4.50%, 7/15/41	95,074	6,637
REMICs Ser. 5119, Class IC, IO, 4.00%, 6/25/51	555,742	88,852
REMICs Ser. 4953, Class AI, IO, 4.00%, 2/25/50	992,994	156,843
REMICs Ser. 4425, IO, 4.00%, 1/15/45	140,972	15,689
REMICs Ser. 4425, Class EI, IO, 4.00%, 1/15/45	239,626	26,649
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	179,588	29,247
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	163,332	7,333
REMICs Ser. 4019, Class JI, IO, 4.00%, 5/15/41	150,293	9,940
REMICs Ser. 5077, Class NI, IO, 3.50%, 2/25/51	961,939	139,554
REMICs Ser. 5065, Class DI, IO, 3.50%, 1/25/51	1,468,710	200,664
REMICs Ser. 5050, Class IM, IO, 3.50%, 10/25/50	711,278	115,383
REMICs Ser. 5080, Class IQ, IO, 3.50%, 4/25/50	930,560	151,390
REMICs Ser. 4165, Class AI, IO, 3.50%, 2/15/43	145,510	23,277
REMICs Ser. 4136, Class IQ, IO, 3.50%, 11/15/42	247,089	29,815
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	101,624	5,320
REMICs Ser. 5071, Class IV, IO, 3.00%, 12/25/50	1,262,437	188,291
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	199,421	20,401
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	186,813	20,363
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	396,651	29,701
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	423,023	33,549
REMICs Ser. 4171, Class NI, IO, 3.00%, 6/15/42	232,583	12,451
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	127,904	7,482
REMICs Ser. 4201, Class JI, IO, 3.00%, 12/15/41	147,680	4,011
REMICs Ser. 3391, PO, zero %, 4/15/37	3,536	3,262
Strips Ser. 315, PO, zero %, 9/15/43	514,432	462,925
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month
US LIBOR) + 39.90%), 39.289%, 7/25/36	10,649	20,770
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month
US LIBOR) + 24.57%), 24.193%, 3/25/36	18,807	29,405
REMICs IFB Ser. 07-53, Class SP,
((-3.667 x 1 Month US LIBOR) + 24.20%),
23.826%, 6/25/37	20,226	35,598
REMICs IFB Ser. 08-24, Class SP, ((-3.667
x 1 Month US LIBOR) + 23.28%), 22.91%, 2/25/38	68,111	84,530
REMICs IFB Ser. 05-106, Class JC,
((-3.101 x 1 Month US LIBOR) + 20.12%),
19.808%, 12/25/35	26,940	40,411
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month
US LIBOR) + 12.90%), 12.696%, 5/25/40	34,420	43,369
REMICs IFB Ser. 11-123, Class KS, IO,
((-1 x 1 Month US LIBOR) + 6.60%),
6.498%, 10/25/41	25,008	2,802
REMICs IFB Ser. 18-47, Class SA, IO, ((-1 x 1 Month
US LIBOR) + 6.25%), 6.148%, 7/25/48	401,609	77,217

Putnam VT Mortgage Securities Fund	7

	Principal
MORTGAGE-BACKED SECURITIES (76.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 18-36, Class SD, IO, ((-1 x 1 Month
US LIBOR) + 6.25%), 6.148%, 6/25/48	$997,958	$171,274
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x 1 Month
US LIBOR) + 6.25%), 6.148%, 3/25/48	449,726	76,588
REMICs IFB Ser. 18-38, Class SP, IO, ((-1 x 1 Month
US LIBOR) + 6.20%), 6.098%, 6/25/48	1,033,183	152,130
REMICs IFB Ser. 17-104, Class SL, IO, ((-1 x 1 Month
US LIBOR) + 6.15%), 6.048%, 1/25/48	684,196	115,045
REMICs IFB Ser. 16-81, Class SA, IO, ((-1 x 1 Month
US LIBOR) + 6.15%), 6.048%, 11/25/46	1,672,447	290,301
REMICs Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	417,307	94,161
REMICs IFB Ser. 20-41, Class SE, IO, ((-1 x 1 Month
US LIBOR) + 6.10%), 5.998%, 6/25/50	1,704,785	353,498
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month
US LIBOR) + 6.10%), 5.998%, 11/25/46	1,160,845	216,615
REMICs IFB Ser. 16-85, Class SL, IO, ((-1 x 1 Month
US LIBOR) + 6.10%), 5.998%, 11/25/46	1,571,641	255,392
REMICs IFB Ser. 16-50, Class SM, IO, ((-1 x 1 Month
US LIBOR) + 6.10%), 5.998%, 8/25/46	744,067	125,902
REMICs IFB Ser. 19-45, Class SD, IO, ((-1 x 1 Month
US LIBOR) + 6.05%), 5.948%, 8/25/49	440,476	66,579
REMICs IFB Ser. 16-8, Class SA, IO, ((-1 x 1 Month
US LIBOR) + 6.05%), 5.948%, 3/25/46	1,038,338	197,356
REMICs IFB Ser. 19-71, Class CS, IO, ((-1 x 1 Month
US LIBOR) + 6.00%), 5.898%, 11/25/49	75,411	17,741
REMICs Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	254,560	44,390
REMICs Ser. 15-86, Class MI, IO, 5.50%, 11/25/45	339,669	61,181
REMICs Ser. 10-109, Class IM, IO, 5.50%, 9/25/40	699,764	94,805
REMICs Ser. 18-51, Class BI, IO, 5.50%, 7/25/38	486,821	62,377
REMICs Ser. 17-19, Class IH, IO, 5.00%, 3/25/47	394,027	64,628
REMICs Ser. 12-151, Class IM, IO, 5.00%, 4/25/42	322,169	47,286
REMICs Ser. 20-31, IO, 4.50%, 5/25/50	1,595,679	247,424
REMICs Ser. 17-66, IO, 4.50%, 9/25/47	531,859	78,186
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	529,126	85,099
REMICs Ser. 15-83, IO, 4.00%, 10/25/43	258,481	24,105
REMICs Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	66,030	2,489
REMICs Ser. 12-104, Class HI, IO, 4.00%, 9/25/27	188,498	12,313
REMICs Ser. 21-25, Class IJ, IO, 3.50%, 5/25/51	675,948	68,413
REMICs Ser. 20-62, Class MI, IO, 3.50%, 5/25/49	1,447,307	228,369
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	499,346	50,659
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	105,151	1,740
REMICs Ser. 13-22, Class PI, IO, 3.50%, 10/25/42	170,267	20,471
REMICs Ser. 12-114, Class NI, IO, 3.50%, 10/25/41	216,488	9,405
REMICs Ser. 20-96, IO, 3.00%, 1/25/51	1,126,677	109,547
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	140,168	15,788
REMICs Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	330,927	31,901
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	145,390	17,366
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	66,160	3,589
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	128,690	4,455
REMICs Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	139,835	8,512
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	49,286	632
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	74,652	1,067
REMICs Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	52,931	1,042
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	104,517	2,949
REMICs Ser. 21-12, Class NI, IO, 2.50%, 3/25/51	809,877	138,214
Trust FRB Ser. 03-W8, Class 3F2, (1 Month
US LIBOR + 0.35%), 0.453%, 5/25/42	2,344	2,360
REMICs FRB Ser. 07-95, Class A3, (1 Month
US LIBOR + 0.25%), 0.342%, 8/27/36	1,868,618	1,741,885
REMICs Ser. 08-53, Class DO, PO, zero %, 7/25/38	18,015	16,783

	Principal
MORTGAGE-BACKED SECURITIES (76.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 13-182, Class SP, IO, ((-1 x 1 Month
US LIBOR) + 6.70%), 6.596%, 12/20/43	$161,696	$29,421
IFB Ser. 11-156, Class SK, IO, ((-1 x 1 Month
US LIBOR) + 6.60%), 6.496%, 4/20/38	482,947	109,344
FRB Ser. 20-112, Class MS, IO, ((-1 x 1 Month
US LIBOR) + 6.30%), 6.196%, 8/20/50	1,861,107	341,402
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month
US LIBOR) + 6.20%), 6.096%, 6/20/48	334,522	49,270
IFB Ser. 17-156, Class SL, IO, ((-1 x 1 Month
US LIBOR) + 6.20%), 6.096%, 10/20/47	552,456	94,781
IFB Ser. 13-87, Class SA, IO, ((-1 x 1 Month
US LIBOR) + 6.20%), 6.096%, 6/20/43	771,327	131,207
IFB Ser. 19-56, Class SK, IO, ((-1 x 1 Month
US LIBOR) + 6.15%), 6.046%, 5/20/49	611,713	82,936
IFB Ser. 19-35, Class SE, IO, ((-1 x 1 Month
US LIBOR) + 6.15%), 6.043%, 1/16/44	463,894	69,822
IFB Ser. 19-158, Class AS, IO, ((-1 x 1 Month
US LIBOR) + 6.15%), 6.043%, 9/16/43	754,356	132,680
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	240,469	47,913
IFB Ser. 19-100, Class JS, IO, ((-1 x 1 Month
US LIBOR) + 6.10%), 5.996%, 8/20/49	426,007	57,128
IFB Ser. 18-148, Class GS, IO, ((-1 x 1 Month
US LIBOR) + 6.10%), 5.993%, 2/16/46	407,708	70,164
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month
US LIBOR) + 6.05%), 5.946%, 2/20/50	34,167	3,857
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month
US LIBOR) + 6.05%), 5.946%, 1/20/50	753,545	119,623
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month
US LIBOR) + 6.05%), 5.946%, 10/20/49	734,425	186,851
IFB Ser. 19-110, Class SQ, IO, ((-1 x 1 Month
US LIBOR) + 6.05%), 5.946%, 9/20/49	951,008	136,834
IFB Ser. 19-121, Class SD, IO, ((-1 x 1 Month
US LIBOR) + 6.00%), 5.896%, 10/20/49	294,980	76,664
Ser. 14-137, Class ID, IO, 5.50%, 9/16/44	254,343	48,785
Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	367,293	66,803
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	176,364	30,224
Ser. 14-76, IO, 5.00%, 5/20/44	206,336	37,317
Ser. 13-51, Class QI, IO, 5.00%, 2/20/43	162,526	23,808
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	88,674	16,680
Ser. 13-6, Class OI, IO, 5.00%, 1/20/43	67,226	12,208
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	96,137	17,110
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	312,201	58,051
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	245,183	45,359
Ser. 18-1, IO, 4.50%, 1/20/48	365,901	52,090
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	224,472	35,179
Ser. 13-39, Class IJ, IO, 4.50%, 3/20/43	612,080	103,485
Ser. 12-129, IO, 4.50%, 11/16/42	203,015	36,439
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	207,159	31,085
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	126,987	21,181
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	74,712	12,427
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	60,690	10,153
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	83,987	15,560
Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	310,144	53,084
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	251,172	47,220
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	224,624	13,225
Ser. 13-67, Class IP, IO, 4.00%, 4/16/43	377,599	60,182
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	66,801	9,236
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	202,154	32,186
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	793,460	131,199
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	90,564	13,797

8	Putnam VT Mortgage Securities Fund

	Principal
MORTGAGE-BACKED SECURITIES (76.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-104, IO, 4.00%, 3/20/42	$242,042	$29,873
Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	9,032	20
Ser. 14-182, Class BI, IO, 4.00%, 1/20/39	371,127	39,787
Ser. 20-175, Class JI, IO, 3.50%, 11/20/50	1,930,085	274,684
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	107,403	9,871
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	138,790	13,107
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	71,661	6,550
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	37,316	3,553
Ser. 12-136, IO, 3.50%, 11/20/42	304,975	44,396
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	327,339	21,362
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	64,658	3,255
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	182,495	12,008
Ser. 15-24, Class AI, IO, 3.50%, 12/20/37	133,900	2,790
Ser. 21-188, Class IW, IO, 3.00%, 10/20/51	674,864	109,849
Ser. 20-176, Class BI, IO, 3.00%, 11/20/50	906,455	126,976
Ser. 14-160, Class IB, IO, 3.00%, 11/20/40	31,448	117
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	8,147	23
Ser. 14-174, Class AI, IO, 3.00%, 11/16/29	245,433	16,567
Ser. 16-H13, Class IK, IO, 2.643%, 6/20/66 W	884,313	85,944
Ser. 16-H24, Class KI, IO, 2.509%, 11/20/66 W	531,364	43,422
Ser. 21-8, Class IP, IO, 2.50%, 1/20/51	1,611,087	159,344
Ser. 20-138, Class IB, IO, 2.50%, 9/20/50	1,419,027	155,016
Ser. 17-H04, Class BI, IO, 2.452%, 2/20/67 W	694,965	53,208
Ser. 17-H25, Class AI, IO, 2.398%, 12/20/67 W	351,028	26,053
Ser. 17-H08, Class EI, IO, 2.395%, 2/20/67 W	921,422	70,114
Ser. 16-H18, Class QI, IO, 2.389%, 6/20/66 W	920,532	67,419
Ser. 16-H04, Class HI, IO, 2.382%, 7/20/65 W	675,255	29,374
Ser. 16-H27, Class GI, IO, 2.346%, 12/20/66 W	1,158,443	108,570
Ser. 17-H08, Class GI, IO, 2.339%, 2/20/67 W	598,046	63,075
Ser. 16-H07, Class PI, IO, 2.279%, 3/20/66 W	1,594,438	137,271
Ser. 18-H01, Class XI, IO, 2.275%, 1/20/68 W	906,791	87,845
Ser. 18-H02, Class IM, IO, 2.272%, 2/20/68 W	616,716	55,601
Ser. 17-H14, Class LI, IO, 2.263%, 6/20/67 W	562,081	44,264
Ser. 17-H25, Class CI, IO, 2.254%, 12/20/67 W	1,268,730	115,772
Ser. 17-H08, Class NI, IO, 2.242%, 3/20/67 W	670,847	43,337
Ser. 17-H03, Class KI, IO, 2.224%, 1/20/67 W	1,047,161	98,328
Ser. 17-H06, Class MI, IO, 2.207%, 2/20/67 W	1,141,361	72,691
FRB Ser. 16-H19, Class AI, IO, 2.19%, 9/20/66 W	1,534,473	109,776
Ser. 17-H20, Class AI, IO, 2.187%, 10/20/67 W	1,691,989	140,647
Ser. 17-H14, Class JI, IO, 2.142%, 6/20/67 W	439,732	43,011
Ser. 16-H24, IO, 2.141%, 9/20/66 W	700,980	60,679
Ser. 16-H17, Class DI, IO, 2.126%, 7/20/66 W	970,241	63,662
Ser. 16-H23, Class NI, IO, 2.12%, 10/20/66 W	1,339,238	86,917
Ser. 15-H24, Class HI, IO, 2.084%, 9/20/65 W	565,832	17,260
Ser. 16-H06, Class HI, IO, 2.076%, 2/20/66 W	836,733	47,009
Ser. 16-H24, Class JI, IO, 2.005%, 11/20/66 W	436,249	33,741
Ser. 17-H25, IO, 1.936%, 11/20/67 W	714,115	51,327
Ser. 15-H23, Class TI, IO, 1.919%, 9/20/65 W	786,773	50,826
FRB Ser. 15-H16, Class XI, IO, 1.894%, 7/20/65 W	595,098	43,978
Ser. 15-H20, Class CI, IO, 1.836%, 8/20/65 W	1,066,233	75,169
Ser. 17-H10, Class MI, IO, 1.823%, 4/20/67 W	776,289	43,006
Ser. 17-H09, IO, 1.819%, 4/20/67 W	670,144	37,538
Ser. 15-H13, Class AI, IO, 1.807%, 6/20/65 W	878,091	54,743
Ser. 15-H10, Class HI, IO, 1.768%, 4/20/65 W	1,599,194	94,672
Ser. 16-H03, Class AI, IO, 1.765%, 1/20/66 W	1,077,592	60,783
Ser. 15-H25, Class BI, IO, 1.742%, 10/20/65 W	692,767	46,900
Ser. 15-H22, Class AI, IO, 1.70%, 9/20/65 W	1,224,388	81,912
Ser. 14-H25, Class BI, IO, 1.688%, 12/20/64 W	829,646	44,149

	Principal
MORTGAGE-BACKED SECURITIES (76.9%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H06, Class AI, IO, 1.666%, 2/20/66 W	$3,345,554	$201,115
Ser. 17-H16, Class HI, IO, 1.649%, 8/20/67 W	605,434	35,948
Ser. 16-H06, Class DI, IO, 1.619%, 7/20/65 W	1,070,515	48,446
Ser. 14-H18, Class CI, IO, 1.589%, 9/20/64 W	779,615	50,010
Ser. 15-H04, Class AI, IO, 1.56%, 12/20/64 W	736,012	37,491
Ser. 16-H04, Class KI, IO, 1.514%, 2/20/66 W	1,104,226	51,243
Ser. 16-H10, Class AI, IO, 1.512%, 4/20/66 W	983,605	43,998
Ser. 14-H21, Class AI, IO, 1.47%, 10/20/64 W	1,091,036	64,966
Ser. 16-H08, Class GI, IO, 1.441%, 4/20/66 W	631,860	27,077
FRB Ser. 11-H07, Class FI, IO, 1.244%, 2/20/61 W	1,131,070	25,449
		15,278,563
Commercial mortgage-backed securities (16.9%)
Barclays Commercial Mortgage Trust 144A
Ser. 19-C4, Class E, 3.25%, 8/15/52	111,000	95,521
Bear Stearns Commercial Mortgage Securities
Trust FRB Ser. 07-T26, Class AJ, 5.43%, 1/12/45 W	71,000	54,670
Benchmark Mortgage Trust FRB Ser. 18-B1,
Class C, 4.108%, 1/15/51 W	47,000	49,726
Benchmark Mortgage Trust 144A Ser. 19-B13,
Class D, 2.50%, 8/15/57	123,000	109,782
CD Commercial Mortgage Trust 144A
Ser. 17-CD3, Class D, 3.25%, 2/10/50	140,000	109,446
COMM Mortgage Trust
FRB Ser. 12-CR1, Class C, 5.383%, 5/15/45 W	68,000	63,672
FRB Ser. 14-UBS2, Class C, 4.971%, 3/10/47 W	61,000	62,383
FRB Ser. 14-CR16, Class C, 4.919%, 4/10/47 W	37,000	38,315
FRB Ser. 18-COR3, Class C, 4.56%, 5/10/51 W	67,000	71,823
FRB Ser. 15-CR23, Class C, 4.286%, 5/10/48 W	72,000	75,149
FRB Ser. 15-CR26, Class D, 3.478%, 10/10/48 W	149,000	143,645
COMM Mortgage Trust 144A
FRB Ser. 13-LC13, Class D, 5.261%, 8/10/46 W	101,000	96,405
FRB Ser. 14-CR17, Class D, 4.848%, 5/10/47 W	228,000	213,333
FRB Ser. 14-CR17, Class E, 4.848%, 5/10/47 W	124,000	91,626
FRB Ser. 13-CR6, Class D, 4.087%, 3/10/46 W	160,000	156,196
FRB Ser. 18-COR3, Class D, 2.81%, 5/10/51 W	47,000	41,312
CSAIL Commercial Mortgage Trust FRB
Ser. 15-C1, Class C, 4.261%, 4/15/50 W	124,000	117,229
CSAIL Commercial Mortgage Trust 144A
FRB Ser. 18-C14, Class D, 4.924%, 11/15/51 W	73,000	75,487
Ser. 20-C19, Class D, 2.50%, 3/15/53	45,000	40,975
Ser. 19-C17, Class D, 2.50%, 9/15/52	123,000	109,003
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A,
Class D, 5.365%, 8/10/44 W	167,000	166,015
FREMF Mortgage Trust 144A
FRB Ser. 19-KF65, Class B, (1 Month US LIBOR
+ 2.40%), 2.494%, 7/25/29	200,649	202,475
FRB Ser. 19-KF66, Class B, (1 Month US LIBOR
+ 2.40%), 2.494%, 7/25/29	67,139	67,596
GS Mortgage Securities Corp., II 144A FRB
Ser. 13-GC10, Class D, 4.401%, 2/10/46 W	154,000	144,176
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.975%, 1/10/47 W	155,000	85,250
FRB Ser. 14-GC22, Class C, 4.689%, 6/10/47 W	85,000	87,253
FRB Ser. 15-GC30, Class C, 4.073%, 5/10/50 W	40,000	41,261
GS Mortgage Securities Trust 144A
FRB Ser. 14-GC24, Class D, 4.533%, 9/10/47 W	292,000	202,257
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	139,000	139,049
FRB Ser. 13-GC13, Class D, 4.064%, 7/10/46 W	105,000	42,463

Putnam VT Mortgage Securities Fund	9

	Principal
MORTGAGE-BACKED SECURITIES (76.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.553%, 9/15/47 W	$125,000	$121,801
FRB Ser. 13-C12, Class C, 4.098%, 7/15/45 W	87,000	88,090
JPMBB Commercial Mortgage
Securities Trust 144A
FRB Ser. C14, Class D, 4.548%, 8/15/46 W	229,000	146,677
FRB Ser. 14-C25, Class D, 3.941%, 11/15/47 W	139,000	108,297
JPMDB Commercial Mortgage Securities Trust
Ser. 17-C5, Class C, 4.512%, 3/15/50 W	88,000	85,059
JPMorgan Chase Commercial Mortgage
Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	137,189	129,475
FRB Ser. 13-LC11, Class D, 4.164%, 4/15/46 W	168,000	140,255
Ser. 13-LC11, Class B, 3.499%, 4/15/46	49,000	49,527
JPMorgan Chase Commercial Mortgage
Securities Trust 144A
FRB Ser. 10-C2, Class D, 5.694%, 11/15/43 W	131,000	130,143
FRB Ser. 11-C3, Class D, 5.523%, 2/15/46 W	145,000	115,727
FRB Ser. 12-C8, Class C, 4.624%, 10/15/45 W	200,000	195,716
ML-CFC Commercial Mortgage Trust FRB
Ser. 06-4, Class C, 5.324%, 12/12/49 W	8,567	8,446
Morgan Stanley Bank of America Merrill Lynch
Trust FRB Ser. 14-C14, Class C, 5.049%, 2/15/47 W	36,000	37,800
Morgan Stanley Bank of America Merrill
Lynch Trust 144A
FRB Ser. 14-C15, Class D, 4.898%, 4/15/47 W	180,000	182,750
FRB Ser. 15-C23, Class D, 4.144%, 7/15/50 W	29,000	28,558
FRB Ser. 13-C10, Class F, 4.075%, 7/15/46 W	141,000	31,373
Morgan Stanley Capital I Trust 144A FRB
Ser. 11-C3, Class E, 5.086%, 7/15/49 W	148,000	135,066
Multifamily Connecticut Avenue Securities Trust
144A FRB Ser. 19-01, Class M10, 3.352%, 10/15/49	446,000	440,402
UBS Commercial Mortgage Trust
FRB Ser. 18-C13, Class C, 4.932%, 10/15/51 W	54,000	58,247
Ser. 19-C17, Class C, 3.758%, 10/15/52 W	151,000	149,825
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class D, 5.517%, 5/10/45 W	281,000	253,739
FRB Ser. 12-C1, Class E, 5.00%, 5/10/45 W	289,000	112,456
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C4, Class D, 4.461%, 12/10/45 W	109,000	98,033
UBS-Citigroup Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.412%, 1/10/45 W	181,000	158,516
Wells Fargo Commercial Mortgage Trust
FRB Ser. 18-C46, Class C, 4.99%, 8/15/51 W	51,000	55,193
FRB Ser. 15-C29, Class D, 4.215%, 6/15/48 W	56,000	55,015
FRB Ser. 20-C57, Class C, 4.023%, 8/15/53 W	49,000	53,936
Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class D, 4.757%, 10/15/45 W	71,000	71,695
FRB Ser. 15-C30, Class D, 4.498%, 9/15/58 W	133,000	134,099
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C6, Class C, 5.775%, 4/15/45 W	113,000	113,354
FRB Ser. 11-C4, Class C, 4.887%, 6/15/44 W	130,338	130,210
FRB Ser. 12-C9, Class D, 4.809%, 11/15/45 W	290,000	289,139
		6,902,112
Residential mortgage-backed securities (non-agency) (22.6%)
American Home Mortgage Investment Trust
FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR
+ 0.19%), 0.292%, 5/25/47	439,796	252,774
Bayview Financial Mortgage Pass-Through Trust
Ser. 06-C, Class 1A3, 6.528%, 11/28/36	336,986	335,111

	Principal
MORTGAGE-BACKED SECURITIES (76.9%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.
Bellemeade Re, Ltd. 144A FRB Ser. 17-1,
Class M2, (1 Month US LIBOR + 3.35%), 3.452%,
10/25/27 (Bermuda)	$99,428	$100,127
Carrington Mortgage Loan Trust FRB
Ser. 06-NC2, Class A4, (1 Month US LIBOR
+ 0.24%), 0.342%, 6/25/36	490,000	481,202
Chevy Chase Funding, LLC Mortgage-Backed
Certificates 144A FRB Ser. 06-4A, Class A2,
(1 Month US LIBOR + 0.18%), 0.282%, 11/25/47	169,377	145,568
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 07-AR5, Class 1A1A, 2.894%, 4/25/37 W	203,783	203,806
Countrywide Alternative Loan Trust FRB
Ser. 06-OA19, Class A1, (1 Month US LIBOR
+ 0.18%), 0.284%, 2/20/47	200,606	155,531
Countrywide Asset-Backed Certificates FRB
Ser. 07-10, Class 1A1, (1 Month US LIBOR + 0.18%),
0.282%, 6/25/47	275,653	268,057
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1,
(1 Month US LIBOR + 2.85%), 2.952%, 1/25/30	182,000	178,742
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes
FRB Ser. 15-HQA1, Class B, (1 Month US LIBOR
+ 8.80%), 8.903%, 3/25/28	247,038	257,551
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA3, Class M3, (1 Month US LIBOR
+ 5.00%), 5.103%, 12/25/28	223,589	232,499
Structured Agency Credit Risk Debt FRN
Ser. 14-HQ3, Class M3, (1 Month US LIBOR
+ 4.75%), 4.853%, 10/25/24	8,953	8,981
Seasoned Credit Risk Transfer Trust Ser. 19-3,
Class M, 4.75%, 10/25/58 W	50,000	51,559
Structured Agency Credit Risk Debt FRN
Ser. 17-DNA2, Class M2, (1 Month US LIBOR
+ 3.45%), 3.553%, 10/25/29	250,000	257,141
Structured Agency Credit Risk Debt FRN
Ser. 17-HQA2, Class M2, (1 Month US LIBOR
+ 2.65%), 2.753%, 12/25/29	223,451	228,501
Structured Agency Credit Risk Debt FRN
Ser. 18-HQA1, Class M2, (1 Month US LIBOR
+ 2.30%), 2.403%, 9/25/30	199,991	202,180
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB
Ser. 19-HQA1, Class B2, (1 Month US LIBOR
+ 12.25%), 12.353%, 2/25/49	50,000	55,750
Structured Agency Credit Risk Trust REMICs
FRB Ser. 20-DNA5, Class B2, (US 30 Day Average
SOFR + 11.50%), 11.55%, 10/25/50	56,000	73,535
Structured Agency Credit Risk Trust FRB
Ser. 18-HQA2, Class B2, (1 Month US LIBOR
+ 11.00%), 11.103%, 10/25/48	413,000	480,924
Structured Agency Credit Risk Trust FRB
Ser. 19-DNA1, Class B2, (1 Month US LIBOR
+ 10.75%), 10.853%, 1/25/49	32,000	35,489
Structured Agency Credit Risk Trust FRB
Ser. 19-DNA2, Class B2, (1 Month US LIBOR
+ 10.50%), 10.603%, 3/25/49	114,000	125,953
Structured Agency Credit Risk Trust REMICs
FRB Ser. 20-DNA4, Class B2, (1 Month US LIBOR
+ 10.00%), 10.103%, 8/25/50	65,000	79,991
Structured Agency Credit Risk Trust REMICs
FRB Ser. 20-HQA3, Class B2, (1 Month US LIBOR
+ 10.00%), 10.103%, 7/25/50	64,000	77,680

10	Putnam VT Mortgage Securities Fund

	Principal
MORTGAGE-BACKED SECURITIES (76.9%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB
Ser. 19-DNA3, Class B2, (1 Month US LIBOR
+ 8.15%), 8.253%, 7/25/49	$34,000	$35,909
Structured Agency Credit Risk Trust FRB
Ser. 18-DNA3, Class B2, (1 Month US LIBOR
+ 7.75%), 7.853%, 9/25/48	431,000	465,504
Structured Agency Credit Risk Trust FRB
Ser. 19-DNA1, Class B1, (1 Month US LIBOR
+ 4.65%), 4.753%, 1/25/49	95,000	98,857
Seasoned Credit Risk Transfer Trust Ser. 19-2,
Class M, 4.75%, 8/25/58 W	69,000	71,039
Seasoned Credit Risk Transfer Trust FRB
Ser. 18-3, Class 3, 4.75%, 8/25/57 W	70,000	73,066
Structured Agency Credit Risk Trust FRB
Ser. 18-HQA2, Class B1, (1 Month US LIBOR
+ 4.25%), 4.353%, 10/25/48	144,000	149,760
Structured Agency Credit Risk Trust REMICs
FRB Ser. 20-HQA2, Class M2, (1 Month US LIBOR
+ 3.10%), 3.203%, 3/25/50	42,233	42,727
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 16-C03, Class 1B, (1 Month US LIBOR
+ 11.75%), 11.853%, 10/25/28	155,009	178,121
Connecticut Avenue Securities FRB
Ser. 16-C02, Class 1M2, (1 Month US LIBOR
+ 6.00%), 6.103%, 9/25/28	37,215	38,423
Connecticut Avenue Securities FRB
Ser. 15-C04, Class 1M2, (1 Month US LIBOR
+ 5.70%), 5.803%, 4/25/28	40,104	42,243
Connecticut Avenue Securities FRB
Ser. 16-C03, Class 1M2, (1 Month US LIBOR
+ 5.30%), 5.403%, 10/25/28	61,168	63,505
Connecticut Avenue Securities FRB
Ser. 18-C04, Class 2B1, (1 Month US LIBOR
+ 4.50%), 4.603%, 12/25/30	371,000	389,893
Connecticut Avenue Securities FRB
Ser. 17-C06, Class 2B1, (1 Month US LIBOR
+ 4.45%), 4.553%, 2/25/30	60,000	62,775
Connecticut Avenue Securities FRB
Ser. 16-C05, Class 2M2, (1 Month US LIBOR
+ 4.45%), 4.553%, 1/25/29	16,033	16,614
Connecticut Avenue Securities FRB
Ser. 17-C07, Class 2B1, (1 Month US LIBOR
+ 4.45%), 4.552%, 5/25/30	158,000	163,994
Connecticut Avenue Securities FRB
Ser. 18-C05, Class 1B1, (1 Month US LIBOR
+ 4.25%), 4.353%, 1/25/31	90,000	94,333
Connecticut Avenue Securities FRB
Ser. 17-C06, Class 1B1, (1 Month US LIBOR
+ 4.15%), 4.253%, 2/25/30	200,000	211,863
Connecticut Avenue Securities FRB
Ser. 18-C06, Class 2B1, (1 Month US LIBOR
+ 4.10%), 4.203%, 3/25/31	59,000	61,080
Connecticut Avenue Securities FRB
Ser. 17-C07, Class 1B1, (1 Month US LIBOR
+ 4.00%), 4.102%, 5/25/30	220,000	229,487
Connecticut Avenue Securities FRB
Ser. 17-C05, Class 1B1, (1 Month US LIBOR
+ 3.60%), 3.703%, 1/25/30	92,000	95,814

	Principal
MORTGAGE-BACKED SECURITIES (76.9%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 18-C01, Class 1B1, (1 Month US LIBOR
+ 3.55%), 3.653%, 7/25/30	$108,000	$111,375
Connecticut Avenue Securities FRB
Ser. 17-C01, Class 1M2, (1 Month US LIBOR
+ 3.55%), 3.653%, 7/25/29	131,351	134,852
Connecticut Avenue Securities FRB
Ser. 17-C03, Class 1M2, (1 Month US LIBOR
+ 3.00%), 3.103%, 10/25/29	141,815	145,130
Connecticut Avenue Securities FRB
Ser. 18-C01, Class 1M2, (1 Month US LIBOR
+ 2.25%), 2.353%, 7/25/30	17,607	17,804
Connecticut Avenue Securities FRB
Ser. 17-C05, Class 1M2C, (1 Month US LIBOR
+ 2.20%), 2.303%, 1/25/30	130,000	131,996
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB
Ser. 19-R04, Class 2B1, (1 Month US LIBOR
+ 5.25%), 5.352%, 6/25/39	420,000	431,550
Connecticut Avenue Securities Trust FRB
Ser. 19-R01, Class 2B1, (1 Month US LIBOR
+ 4.35%), 4.453%, 7/25/31	47,000	48,146
Connecticut Avenue Securities Trust FRB
Ser. 19-R05, Class 1B1, (1 Month US LIBOR
+ 4.10%), 4.203%, 7/25/39	98,000	99,619
Connecticut Avenue Securities Trust FRB
Ser. 19-R03, Class 1B1, (1 Month US LIBOR
+ 4.10%), 4.203%, 9/25/31	236,000	241,952
Connecticut Avenue Securities Trust FRB
Ser. 20-SBT1, Class 1M2, (1 Month US LIBOR
+ 3.65%), 3.753%, 2/25/40	79,000	82,005
Connecticut Avenue Securities Trust FRB
Ser. 20-R02, Class 2B1, (1 Month US LIBOR
+ 3.00%), 3.103%, 1/25/40	35,000	35,062
JPMorgan Alternative Loan Trust FRB Ser. 06-A6,
Class 1A1, (1 Month US LIBOR + 0.32%),
0.422%, 11/25/36	89,702	86,096
Legacy Mortgage Asset Trust 144A FRB
Ser. 19-GS2, Class A2, 4.25%, 1/25/59	100,000	100,000
Morgan Stanley ABS Capital I, Inc. Trust FRB
Ser. 04-HE9, Class M2, (1 Month US LIBOR
+ 0.93%), 1.032%, 11/25/34	25,507	25,151
Morgan Stanley Re-REMIC Trust 144A FRB
Ser. 10-R4, Class 4B, (1 Month US LIBOR + 0.23%),
0.648%, 2/26/37	81,435	78,237
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR
+ 0.85%), 0.952%, 5/25/47	398,561	351,317
FRB Ser. 06-AR7, Class A1BG, (1 Month
US LIBOR + 0.12%), 0.222%, 8/25/36	37,558	36,151
Towd Point Mortgage Trust 144A Ser. 19-2, Class
A2, 3.75%, 12/25/58 W	102,000	108,561
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR8, Class 2AC2, (1 Month US LIBOR
+ 0.92%), 1.022%, 7/25/45	73,934	71,397
		9,210,060

Total mortgage-backed securities (cost $33,962,594)		$31,390,735

Putnam VT Mortgage Securities Fund	11

	Principal
ASSET-BACKED SECURITIES (1.9%)*	amount	Value

1Sharpe Mortgage Trust 144A FRB Ser. 20-1,
Class NOTE, (BBA LIBOR USD 3 Month + 2.90%),
3.025%, 7/25/24	$209,000	$209,125
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR
+ 0.90%), 1.002%, 10/25/53	50,000	50,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 0.80%), 0.902%, 11/25/53	30,000	30,000
Mortgage Repurchase Agreement Financing
Trust 144A FRB Ser. 20-5, Class A1, (1 Month
US LIBOR + 1.00%), 1.101%, 8/10/23	73,000	73,000
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR
+ 0.80%), 0.902%, 4/25/22	125,000	125,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR
+ 0.75%), 0.852%, 8/8/22	125,000	125,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR
+ 0.70%), 0.792%, 12/8/22	47,000	47,000
FRB Ser. 21-16, Class A1, (1 Month US LIBOR
+ 0.62%), 0.712%, 11/7/22	135,000	135,000
Total asset-backed securities (cost $794,000)		$794,125

PURCHASED SWAP OPTIONS
OUTSTANDING (1.8%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
0.485/3 month
USD-LIBOR-BBA/Jan-25	Jan-24/0.485	$3,009,000	$1,685

Morgan Stanley & Co. International PLC
3.00/3 month
USD-LIBOR-BBA/Feb-73	Feb-48/3.00	790,100	214,615
3.00/3 month
USD-LIBOR-BBA/Apr-72	Apr-47/3.00	790,100	214,070
2.75/3 month
USD-LIBOR-BBA/May-73	May-48/2.75	790,100	182,813
(1.613)/3 month
USD-LIBOR-BBA/Aug-34	Aug-24/1.613	951,100	49,143
1.613/3 month
USD-LIBOR-BBA/Aug-34	Aug-24/1.613	951,100	32,651
(1.4075)/3 month
USD-LIBOR-BBA/Mar-27	Mar-22/1.4075	2,081,500	14,862

Toronto-Dominion Bank
(1.505)/3 month
USD-LIBOR-BBA/Jan-32(Canada)	Jan-22/1.505	442,200	5,629
(1.80)/3monthUSD-LIBOR-BBA/
Jan-32 (Canada)	Jan-22/1.80	884,300	1,964
Total purchased swap options outstanding
(cost $400,186)			$717,432

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value

JPMorgan Chase Bank N.A.
Government National
Mortgage Association
30 yr 3.50% TBA
commitments (Call)	Jan-22/$104.31	$2,082,864	$2,000,000	$62
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	Jan-22/102.28	5,105,471	5,000,000	4,765
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Jan-22/103.72	10,363,672	10,000,000	3,870

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional	Contract
Counterparty cont.	price	amount	amount	Value

Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Call)	Jan-22/$105.16	$10,531,252	$10,000,000	$17,830
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Jan-22/106.56	6,382,266	6,000,000	6
Total purchased options outstanding (cost $84,375)				$26,533

		Principal
		amount/
SHORT-TERM INVESTMENTS (30.4%)*		shares	Value

U.S. Treasury Bills 0.068%, 5/19/22 # ∆ §		$600,000	$599,778
U.S. Treasury Bills 0.053%, 4/7/22 # ∆		1,600,000	1,599,695
U.S. Treasury Bills 0.055%, 5/12/22 §		6,000	5,998
U.S. Treasury Bills 0.048%, 3/24/22 ∆		1,100,000	1,099,863
U.S. Treasury Bills 0.041%, 2/10/22 ∆		1,400,000	1,399,952
U.S. Treasury Bills 0.043%, 2/24/22 ∆		900,000	899,964
U.S. Treasury Bills 0.045%, 2/17/22 # ∆		200,000	199,993
U.S. Treasury Bills 0.038%, 3/17/22 ∆		700,000	699,922
U.S. Treasury Bills 0.035%, 4/21/22 ∆ §		1,100,000	1,099,757
State Street Institutional U.S.
Government Money Market Fund,
Premier Class 0.03% P	Shares	1,000	1,000
Putnam Short Term Investment Fund
Class P 0.13% L	Shares	4,807,545	4,807,545
Total short-term investments (cost $12,413,744)			$12,413,467

Total investments (cost $85,096,327)			$82,882,682

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2021 through December 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $40,811,421.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $262,935 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

12	Putnam VT Mortgage Securities Fund

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $6,774,069 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $253,884 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $34,462,244 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

					Unrealized
	Number of	Notional		Expiration	appreciation/
FUTURES CONTRACTS OUTSTANDING at 12/31/21	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 2 yr (Short)	320	$69,815,000	$69,815,000	Mar-22	$61,990
U.S. Treasury Note 5 yr (Short)	39	4,718,086	4,718,086	Mar-22	(20,494)
U.S. Treasury Note Ultra 10 yr (Short)	16	2,343,000	2,343,000	Mar-22	(39,036)
Unrealized appreciation					61,990
Unrealized (depreciation)					(59,530)
Total					$2,460

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/21 (premiums $2,487,436)
Counterparty				Notional/
Fixed Obligation % to receive or (pay)/			Expiration	contract
Floating rate index/Maturity date			date/strike	amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25			Jan-24/0.985	$3,009,000	$24,734
3.195/3 month USD-LIBOR-BBA/Nov-55			Nov-25/3.195	1,981,700	53,090
(3.195)/3 month USD-LIBOR-BBA/Nov-55			Nov-25/3.195	1,981,700	706,139
Citibank, N.A.
2.395/3 month USD-LIBOR-BBA/Nov-33			Nov-23/2.395	853,400	15,327
(1.865)/3 month USD-LIBOR-BBA/Oct-39			Oct-29/1.865	721,000	41,155
1.865/3 month USD-LIBOR-BBA/Oct-39			Oct-29/1.865	721,000	45,740
Goldman Sachs International
2.9425/3 month USD-LIBOR-BBA/Feb-34			Feb-24/2.9425	2,064,300	21,985
(2.9425)/3 month USD-LIBOR-BBA/Feb-34			Feb-24/2.9425	2,064,300	238,778
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-BBA/Mar-35			Mar-25/0.968	320,000	5,466
(1.07)/3 month USD-LIBOR-BBA/Mar-32			Mar-27/1.07	574,100	8,847
3.229/3 month USD-LIBOR-BBA/Nov-33			Nov-23/3.229	2,042,400	13,990
1.07/3 month USD-LIBOR-BBA/Mar-32			Mar-27/1.07	574,100	28,217
0.968/3 month USD-LIBOR-BBA/Mar-35			Mar-25/0.968	320,000	29,990
(3.229)/3 month USD-LIBOR-BBA/Nov-33			Nov-23/3.229	2,042,400	284,118
Morgan Stanley & Co. International PLC
1.6075/3 month USD-LIBOR-BBA/Mar-27			Mar-22/1.6075	4,163,000	14,612
(1.512)/3 month USD-LIBOR-BBA/Aug-32			Aug-22/1.512	951,100	15,122
3.01/3 month USD-LIBOR-BBA/Feb-36			Feb-26/3.01	891,000	17,383
2.97/3 month USD-LIBOR-BBA/Feb-36			Feb-26/2.97	891,000	17,820
1.512/3 month USD-LIBOR-BBA/Aug-32			Aug-22/1.512	951,100	30,197
2.7875/3 month USD-LIBOR-BBA/Apr-59			Apr-29/2.7875	1,238,600	68,433
(2.97)/3 month USD-LIBOR-BBA/Feb-36			Feb-26/2.97	891,000	105,717
(3.01)/3 month USD-LIBOR-BBA/Feb-36			Feb-26/3.01	891,000	108,248
(2.75)/3 month USD-LIBOR-BBA/May-49			May-25/2.75	790,100	168,852
(3.00)/3 month USD-LIBOR-BBA/Apr-48			Apr-23/3.00	790,100	201,460

Putnam VT Mortgage Securities Fund	13

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/21 (premiums $2,487,436) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Morgan Stanley & Co. International PLC cont.
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00	$790,100	$203,625
(2.7875)/3 month USD-LIBOR-BBA/Apr-59	Apr-29/2.7875	1,238,600	361,671
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	47,500	2,581
1.65/3 month USD-LIBOR-BBA/Jan-32	Jan-22/1.65	1,331,800	7,724
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	94,900	18,151
UBS AG
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	836,400	40,967
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	836,400	49,222
Total			$2,949,361

WRITTEN OPTIONS OUTSTANDING at 12/31/21 (premiums $106,289)	Expiration	Notional	Contract
Counterparty	date/strike price	Amount	amount	Value
JPMorgan Chase Bank N.A.
Government National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Jan-22/$104.31	$2,082,864	$2,000,000	$3,134
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Put)	Jan-22/102.28	5,105,471	5,000,000	12,575
Uniform Mortgage-Backed Securities 30 yr 3.00% TBA commitments (Put)	Jan-22/103.72	10,363,672	10,000,000	10,520
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Put)	Jan-22/105.16	10,531,252	10,000,000	640
Uniform Mortgage-Backed Securities 30 yr 4.00% TBA commitments (Put)	Jan-22/106.56	6,382,266	6,000,000	10,548
Total				$37,417

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/21
Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275	$4,806,000	$(44,335)	$55,750
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17	3,068,600	(148,213)	42,193
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305	6,167,700	(7,401)	26,213
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	671,400	(87,450)	23,653
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29	1,074,000	(52,825)	21,351
(3.312)/3 month USD-LIBOR-BBA/Nov-38 (Purchased)	Nov-28/3.312	4,197,400	(76,523)	20,022
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76	2,900,900	(18,747)	2,553
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76	2,900,900	(18,747)	2,118
(1.405)/3 month USD-LIBOR-BBA/Dec-58 (Purchased)	Dec-28/1.405	153,500	(23,543)	186
1.405/3 month USD-LIBOR-BBA/Dec-58 (Purchased)	Dec-28/1.405	153,500	(23,543)	(1,722)
3.312/3 month USD-LIBOR-BBA/Nov-38 (Purchased)	Nov-28/3.312	4,197,400	(593,277)	(3,106)
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	503,600	(11,394)	(6,048)
1.39/3 month USD-LIBOR-BBA/Dec-26 (Purchased)	Dec-24/1.39	10,869,900	(125,004)	(8,479)
(1.39)/3 month USD-LIBOR-BBA/Dec-26 (Purchased)	Dec-24/1.39	10,869,900	(125,004)	(8,805)
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875	1,233,500	(16,036)	(12,693)
(2.485)/3 month USD-LIBOR-BBA/Oct-54 (Purchased)	Oct-24/2.485	1,267,500	(76,494)	(17,922)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	671,400	(87,450)	(35,027)
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275	4,806,000	(44,335)	(42,870)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	503,600	(236,781)	(163,267)
2.415/3 month USD-LIBOR-BBA/Oct-33 (Written)	Oct-23/2.415	3,929,400	83,009	17,525
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875	616,800	17,270	10,171
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	2,900,900	12,220	3,336
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29	1,534,300	23,935	(7,718)
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	2,900,900	12,220	(11,197)
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085	6,137,300	84,234	(13,563)
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805	12,335,300	4,009	(16,653)

14	Putnam VT Mortgage Securities Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/21 cont.
Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)
Barclays Bank PLC
2.232/3 month USD-LIBOR-BBA/Jun-51 (Purchased)	Jun-31/2.232	$2,648,900	$(320,914)	$88,182
(2.232)/3 month USD-LIBOR-BBA/Jun-51 (Purchased)	Jun-31/2.232	2,648,900	(320,914)	(71,865)
Citibank, N.A.
2.285/3 month USD-LIBOR-BBA/Mar-51 (Purchased)	Mar-41/2.285	1,433,800	(123,809)	32,748
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	237,000	(30,514)	19,899
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	3,281,900	(43,748)	5,185
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	144,400	(4,588)	4,654
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	229,400	(16,712)	4,604
(1.752)/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-26/1.752	5,358,000	(174,671)	107
(2.194)/3 month USD-LIBOR-BBA/Sep-52 (Purchased)	Sep-22/2.194	485,200	(11,901)	(771)
(1.37)/3 month USD-LIBOR-BBA/Mar-32 (Purchased)	Mar-22/1.37	2,974,800	(44,325)	(1,517)
1.37/3 month USD-LIBOR-BBA/Mar-32 (Purchased)	Mar-22/1.37	2,974,800	(44,325)	(3,243)
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	144,400	(4,588)	(3,510)
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	229,400	(16,712)	(4,109)
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	3,281,900	(43,748)	(6,236)
1.752/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-26/1.752	5,358,000	(174,671)	(12,323)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	237,000	(30,514)	(21,546)
(2.285)/3 month USD-LIBOR-BBA/Mar-51 (Purchased)	Mar-41/2.285	1,433,800	(123,809)	(26,812)
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245	3,364,200	30,782	18,032
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194	3,281,900	24,877	12,504
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245	3,364,200	30,782	10,934
1.7075/3 month USD-LIBOR-BBA/Sep-27 (Written)	Sep-22/1.7075	2,329,000	12,344	(9,828)
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194	3,281,900	24,877	(14,145)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	233,300	(29,454)	17,770
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727	313,700	(28,766)	4,439
(1.557)/3 month USD-LIBOR-BBA/Feb-32 (Purchased)	Feb-22/1.557	1,820,600	(25,306)	(4,515)
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727	313,700	(46,898)	(10,531)
1.557/3 month USD-LIBOR-BBA/Feb-32 (Purchased)	Feb-22/1.557	1,820,600	(25,306)	(10,596)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	233,300	(29,454)	(18,088)
(1.7355)/3 month USD-LIBOR-BBA/Feb-32 (Purchased)	Feb-22/1.7355	6,933,300	(106,538)	(63,370)
1.9555/3 month USD-LIBOR-BBA/Feb-32 (Written)	Feb-22/1.9555	13,866,600	104,832	74,325
2.41/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.41	1,868,900	27,286	(2,168)
2.07/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.07	1,858,800	38,477	(6,320)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	1,166,600	(162,887)	148,881
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902	237,000	(36,640)	22,359
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50	395,400	(22,854)	14,163
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032	301,600	(34,835)	9,105
2.031/3 month USD-LIBOR-BBA/Feb-41 (Purchased)	Feb-31/2.031	671,500	(45,931)	3,002
(1.805)/3 month USD-LIBOR-BBA/Dec-36 (Purchased)	Dec-26/1.805	1,098,300	(65,129)	1,131
1.985/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.985	479,700	(32,907)	1,108
(1.985)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.985	479,700	(32,907)	(24)
(2.031)/3 month USD-LIBOR-BBA/Feb-41 (Purchased)	Feb-31/2.031	671,500	(45,931)	(1,027)
(1.6875)/3 month USD-LIBOR-BBA/Mar-23 (Purchased)	Mar-22/1.6875	16,652,000	(29,141)	(4,496)
1.805/3 month USD-LIBOR-BBA/Dec-36 (Purchased)	Dec-26/1.805	1,098,300	(65,129)	(5,942)
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032	301,600	(34,835)	(9,705)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902	237,000	(25,430)	(18,341)
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50	395,400	(41,122)	(20,691)
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	1,166,600	(162,887)	(162,846)
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168	427,800	27,529	13,489

Putnam VT Mortgage Securities Fund	15

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/21 cont.
Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
1.8875/3 month USD-LIBOR-BBA/Mar-23 (Written)	Mar-22/1.8875	$16,652,000	$15,819	$2,165
2.0875/3 month USD-LIBOR-BBA/Mar-23 (Written)	Mar-22/2.0875	16,652,000	8,326	833
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168	427,800	27,529	(13,343)
Morgan Stanley & Co. International PLC
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505	237,000	(25,501)	17,960
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27	67,100	(7,656)	16,882
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27	67,100	(7,656)	(6,864)
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505	237,000	(36,308)	(25,269)
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50	900,400	(30,951)	5,673
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405	149,600	(10,435)	3,181
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937	360,200	(18,838)	1,675
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937	360,200	(18,838)	(1,048)
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405	149,600	(10,435)	(2,259)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50	900,400	(30,951)	(13,542)
1.775/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775	388,900	10,598	8,166
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095	155,600	20,461	6,317
(1.775)/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775	388,900	10,598	1,999
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095	155,600	20,461	(5,821)
UBS AG
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925	507,000	(10,748)	9,263
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902	202,800	(11,347)	8,968
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87	1,690,100	(11,400)	7,876
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983	676,000	(10,715)	6,050
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87	1,188,800	(55,279)	2,508
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715	180,100	(16,254)	(2,204)
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87	1,188,800	(55,279)	(3,388)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715	180,100	(16,254)	(4,452)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983	676,000	(10,715)	(4,671)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87	1,690,100	(11,400)	(5,814)
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902	202,800	(11,347)	(7,769)
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925	507,000	(10,748)	(8,822)
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958	405,600	10,779	6,088
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958	405,600	10,779	(8,469)
Wells Fargo Bank, N.A.
2.2775/3 month USD-LIBOR-BBA/Jul-52 (Purchased)	Jul-22/2.2775	264,700	(22,367)	14,855
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	1,260,600	(25,811)	9,934
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	532,700	(26,568)	8,225
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	900,400	(18,481)	7,473
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	900,400	(18,481)	(5,465)
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	1,260,600	(25,811)	(7,148)
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	532,700	(26,568)	(8,022)
(2.2775)/3 month USD-LIBOR-BBA/Jul-52 (Purchased)	Jul-22/2.2775	264,700	(22,367)	(18,698)
Unrealized appreciation				877,783
Unrealized (depreciation)				(1,016,703)
Total				$(138,920)

16	Putnam VT Mortgage Securities Fund

TBA SALE COMMITMENTS OUTSTANDING at 12/31/21	Principal	Settlement
(proceeds receivable $26,080,781)	amount	date	Value
Government National Mortgage Association, 4.00%, 1/1/52	$5,000,000	1/20/22	$5,261,554
Government National Mortgage Association, 3.50%, 1/1/52	5,000,000	1/20/22	5,207,161
Uniform Mortgage-Backed Securities, 4.00%, 1/1/52	5,000,000	1/13/22	5,318,555
Uniform Mortgage-Backed Securities, 3.50%, 1/1/52	5,000,000	1/13/22	5,265,626
Uniform Mortgage-Backed Securities, 2.50%, 1/1/52	2,000,000	1/13/22	2,042,188
Uniform Mortgage-Backed Securities, 2.00%, 1/1/52	3,000,000	1/13/22	2,992,781
Total			$26,087,865

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/21

		Upfront				Unrealized
		premium	Termination	Payments	Payments	appreciation/
Notional amount	Value	received (paid)	date	made by fund	received by fund	(depreciation)
$42,657,000	$26,021 E	$(22,844)	3/16/24	Secured Overnight Financing	0.90% — Annually	$3,101
				Rate — Annually
18,286,000	72,047 E	82,206	3/16/27	1.25% — Annually	Secured Overnight Financing	10,159
					Rate — Annually
7,053,000	35,547 E	(44,001)	3/16/32	Secured Overnight Financing	1.40% — Annually	(8,454)
				Rate — Annually
528,000	17,725 E	(19,349)	3/16/52	Secured Overnight Financing	1.60% — Annually	(1,624)
				Rate — Annually
1,782,000	1,283	86	12/23/23	0.695% — Annually	Secured Overnight Financing	1,079
					Rate — Annually
1,612,000	2,096	139	12/23/26	1.085% — Annually	Secured Overnight Financing	1,815
					Rate — Annually
2,512,000	6,481	(654)	12/23/31	Secured Overnight Financing	1.285% — Annually	(6,355)
				Rate — Annually
736,000	2,789	(1,311)	12/23/51	Secured Overnight Financing	1.437% — Annually	(3,844)
				Rate — Annually
3,647,000	2,480	(371)	12/24/23	0.697% — Annually	Secured Overnight Financing	1,582
					Rate — Annually
189,000	146	12	12/24/26	Secured Overnight Financing	1.096% — Annually	(89)
				Rate — Annually
5,228,000	13,541	(2,334)	12/24/31	1.285% — Annually	Secured Overnight Financing	9,769
					Rate — Annually
847,000	3,625	(458)	12/24/51	1.435% — Annually	Secured Overnight Financing	2,906
					Rate — Annually
1,569,000	6,386	(21)	12/30/31	1.27% — Annually	Secured Overnight Financing	6,257
					Rate — Annually
356,000	616	(5)	12/31/31	1.331% — Annually	Secured Overnight Financing	(634)
					Rate — Annually
7,594,000	1,215	(29)	12/31/23	0.7415% — Annually	Secured Overnight Financing	(1,400)
					Rate — Annually
2,813,000	1,828	(23)	12/31/26	Secured Overnight Financing	1.126% — Annually	1,894
				Rate — Annually
2,969,700	4,811 E	(39)	1/7/32	Secured Overnight Financing	1.333% — Annually	4,772
				Rate — Annually
129,000	2,297	(21)	12/31/51	1.525% — Annually	Secured Overnight Financing	(2,324)
					Rate — Annually
308,000	336	(41)	12/31/26	Secured Overnight Financing	1.135% — Annually	305
				Rate — Annually
168,000	674	(232)	12/31/31	1.355% — Annually	Secured Overnight Financing	(912)
					Rate — Annually
665,000	207	(5)	1/4/27	1.1145% — Annually	Secured Overnight Financing	(212)
					Rate — Annually
Total		$(9,295)				$17,791

E Extended effective date.

Putnam VT Mortgage Securities Fund	17

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/21

		Upfront		Payments	Total return	Unrealized
		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
$1,720,000	$66,908	$(31)	1/15/32	2.78% — At maturity	USA Non-revised Consumer	$(66,939)
					Price Index-Urban (CPI-U) —
					At maturity
3,594,000	93,660	(37)	9/13/26	2.7375% — At maturity	USA Non-revised Consumer	(93,697)
					Price Index-Urban (CPI-U) —
					At maturity
Total		$(68)				$(160,636)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/21

		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	$151	$1,000	$98	5/11/63	200 bp — Monthly	$54
CMBX NA A.6 Index	BBB+/P	364	3,000	294	5/11/63	200 bp — Monthly	71
CMBX NA A.6 Index	BBB+/P	1,667	14,000	1,371	5/11/63	200 bp — Monthly	302
CMBX NA A.6 Index	BBB+/P	1,791	15,000	1,469	5/11/63	200 bp — Monthly	328
CMBX NA A.6 Index	BBB+/P	1,903	15,000	1,469	5/11/63	200 bp — Monthly	440
CMBX NA A.6 Index	BBB+/P	11,579	97,000	9,496	5/11/63	200 bp — Monthly	2,121
CMBX NA A.6 Index	BBB+/P	15,540	111,000	10,867	5/11/63	200 bp — Monthly	4,716
CMBX NA BB.11 Index	BB–/P	12,430	22,000	2,013	11/18/54	500 bp — Monthly	10,438
CMBX NA BB.13 Index	BB–/P	1,276	14,000	1,427	12/16/72	500 bp — Monthly	(137)
CMBX NA BB.13 Index	BB–/P	4,899	49,000	4,993	12/16/72	500 bp — Monthly	(47)
CMBX NA BB.13 Index	BB–/P	5,103	56,000	5,706	12/16/72	500 bp — Monthly	(549)
CMBX NA BB.13 Index	BB–/P	8,871	94,000	9,579	12/16/72	500 bp — Monthly	(616)
CMBX NA BB.9 Index	B/P	1,425	7,000	1,616	9/17/58	500 bp — Monthly	(184)
CMBX NA BB.9 Index	B/P	5,611	10,000	2,309	9/17/58	500 bp — Monthly	3,312
CMBX NA BB.9 Index	B/P	13,070	64,000	14,778	9/17/58	500 bp — Monthly	(1,645)
CMBX NA BBB–.10 Index	BB+/P	6,982	64,000	5,722	11/17/59	300 bp — Monthly	1,298
CMBX NA BBB–.11 Index	BBB–/P	4,385	70,000	3,304	11/18/54	300 bp — Monthly	1,121
CMBX NA BBB–.12 Index	BBB–/P	1,210	29,000	1,496	8/17/61	300 bp — Monthly	(270)
CMBX NA BBB–.12 Index	BBB–/P	8,309	141,000	7,276	8/17/61	300 bp — Monthly	1,116
CMBX NA BBB–.13 Index	BBB–/P	614	7,000	362	12/16/72	300 bp — Monthly	256
CMBX NA BBB–.13 Index	BBB–/P	8,094	86,000	4,446	12/16/72	300 bp — Monthly	3,698
CMBX NA BBB–.14 Index	BBB–/P	390	12,000	563	12/16/72	300 bp — Monthly	(166)
CMBX NA BBB–.14 Index	BBB–/P	729	16,000	750	12/16/72	300 bp — Monthly	(12)
CMBX NA BBB–.14 Index	BBB–/P	966	31,000	1,454	12/16/72	300 bp — Monthly	(470)
CMBX NA BBB–.14 Index	BBB–/P	2,250	45,000	2,111	12/16/72	300 bp — Monthly	166
CMBX NA BBB–.14 Index	BBB–/P	3,639	82,000	3,846	12/16/72	300 bp — Monthly	(159)
CMBX NA BBB–.14 Index	BBB–/P	3,636	89,000	4,174	12/16/72	300 bp — Monthly	(486)
CMBX NA BBB–.14 Index	BBB–/P	3,485	93,000	4,362	12/16/72	300 bp — Monthly	(822)
CMBX NA BBB–.14 Index	BBB–/P	12,580	385,000	18,057	12/16/72	300 bp — Monthly	(5,252)
CMBX NA BBB–.14 Index	BBB–/P	15,070	491,000	23,028	12/16/72	300 bp — Monthly	(7,672)
CMBX NA BBB–.6 Index	B+/P	17,825	61,944	17,332	5/11/63	300 bp — Monthly	529
CMBX NA BBB–.6 Index	B+/P	17,825	61,944	17,332	5/11/63	300 bp — Monthly	529
CMBX NA BBB–.6 Index	B+/P	4,935	74,932	20,966	5/11/63	300 bp — Monthly	(15,988)
CMBX NA BBB–.6 Index	B+/P	6,792	102,907	28,793	5/11/63	300 bp — Monthly	(21,941)
CMBX NA BBB–.6 Index	B+/P	8,101	118,893	33,266	5/11/63	300 bp — Monthly	(25,095)
CMBX NA BBB–.6 Index	B+/P	36,503	123,888	34,664	5/11/63	300 bp — Monthly	1,911
CMBX NA BBB–.6 Index	B+/P	40,915	166,849	46,684	5/11/63	300 bp — Monthly	(5,672)
CMBX NA BBB–.6 Index	B+/P	77,099	280,747	78,553	5/11/63	300 bp — Monthly	(1,290)
CMBX NA BBB–.6 Index	B+/P	196,641	3,085,215	863,243	5/11/63	300 bp — Monthly	(664,801)
Credit Suisse International
CMBX NA BB.7 Index	B/P	2,541	19,000	6,405	1/17/47	500 bp — Monthly	(3,845)
CMBX NA BBB–.6 Index	B+/P	245,430	2,609,644	730,178	5/11/63	300 bp — Monthly	(483,225)

18	Putnam VT Mortgage Securities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/21 cont.

		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Deutsche Bank AG
CMBX NA BBB–.6 Index	B+/P	$53,946	$505,544	$141,451	5/11/63	300 bp — Monthly	$(87,210)
Goldman Sachs International
CMBX NA A.14 Index	A-/P	(1,052)	62,000	992	12/16/72	200 bp — Monthly	(36)
CMBX NA A.14 Index	A-/P	(211)	12,000	192	12/16/72	200 bp — Monthly	(15)
CMBX NA A.6 Index	BBB+/P	116	1,000	98	5/11/63	200 bp — Monthly	19
CMBX NA A.6 Index	BBB+/P	1,663	14,000	1,371	5/11/63	200 bp — Monthly	297
CMBX NA A.7 Index	BBB+/P	(54)	37,000	2,250	1/17/47	200 bp — Monthly	(2,289)
CMBX NA BB.6 Index	B-/P	556	3,840	1,692	5/11/63	500 bp — Monthly	(1,132)
CMBX NA BB.7 Index	B/P	4,751	14,000	4,719	1/17/47	500 bp — Monthly	45
CMBX NA BBB–.6 Index	B+/P	142	999	280	5/11/63	300 bp — Monthly	(137)
CMBX NA BBB–.6 Index	B+/P	717	13,987	3,914	5/11/63	300 bp — Monthly	(3,188)
CMBX NA BBB–.6 Index	B+/P	1,416	15,986	4,473	5/11/63	300 bp — Monthly	(3,047)
CMBX NA BBB–.6 Index	B+/P	1,416	15,986	4,473	5/11/63	300 bp — Monthly	(3,047)
CMBX NA BBB–.6 Index	B+/P	2,017	23,978	6,709	5/11/63	300 bp — Monthly	(4,678)
CMBX NA BBB–.6 Index	B+/P	4,881	41,962	11,741	5/11/63	300 bp — Monthly	(6,835)
CMBX NA BBB–.6 Index	B+/P	12,121	42,961	12,021	5/11/63	300 bp — Monthly	125
CMBX NA BBB–.6 Index	B+/P	12,121	42,961	12,021	5/11/63	300 bp — Monthly	125
CMBX NA BBB–.6 Index	B+/P	2,486	48,956	13,698	5/11/63	300 bp — Monthly	(11,183)
CMBX NA BBB–.6 Index	B+/P	6,787	50,954	14,257	5/11/63	300 bp — Monthly	(7,440)
CMBX NA BBB–.6 Index	B+/P	3,030	59,946	16,773	5/11/63	300 bp — Monthly	(13,707)
CMBX NA BBB–.6 Index	B+/P	20,258	73,933	20,687	5/11/63	300 bp — Monthly	(386)
CMBX NA BBB–.6 Index	B+/P	35,594	133,879	37,459	5/11/63	300 bp — Monthly	(1,787)
CMBX NA BBB–.6 Index	B+/P	24,037	207,812	58,146	5/11/63	300 bp — Monthly	(33,987)
CMBX NA BBB–.6 Index	B+/P	31,021	308,721	86,380	5/11/63	300 bp — Monthly	(55,179)
CMBX NA BBB–.6 Index	B+/P	50,168	469,576	131,387	5/11/63	300 bp — Monthly	(80,945)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	484	6,000	67	12/16/72	200 bp — Monthly	553
CMBX NA BB.10 Index	B+/P	2,006	25,000	6,888	5/11/63	500 bp — Monthly	(4,857)
CMBX NA BB.7 Index	B/P	1,370	4,000	1,348	1/17/47	500 bp — Monthly	25
CMBX NA BB.7 Index	B/P	30,848	63,000	21,237	1/17/47	500 bp — Monthly	9,672
CMBX NA BBB–.13 Index	BBB–/P	604	3,000	155	12/16/72	300 bp — Monthly	451
CMBX NA BBB–.13 Index	BBB–/P	346	5,000	259	12/16/72	300 bp — Monthly	90
CMBX NA BBB–.13 Index	BBB–/P	1,001	5,000	259	12/16/72	300 bp — Monthly	745
Merrill Lynch International
CMBX NA BB.6 Index	B-/P	335	2,880	1,269	5/11/63	500 bp — Monthly	(931)
CMBX NA BB.7 Index	B/P	1,452	12,000	4,045	1/17/47	500 bp — Monthly	(2,581)
CMBX NA BBB–.6 Index	B+/P	16,409	58,947	16,493	5/11/63	300 bp — Monthly	(50)
CMBX NA BBB–.6 Index	B+/P	267,292	991,105	277,311	5/11/63	300 bp — Monthly	(9,440)
Morgan Stanley & Co. International PLC
CMBX NA A.14 Index	A-/P	(640)	40,000	640	12/16/72	200 bp — Monthly	16
CMBX NA A.7 Index	BBB+/P	(2)	2,000	122	1/17/47	200 bp — Monthly	(123)
CMBX NA A.7 Index	BBB+/P	(5)	11,000	669	1/17/47	200 bp — Monthly	(670)
CMBX NA A.7 Index	BBB+/P	656	135,000	8,208	1/17/47	200 bp — Monthly	(7,500)
CMBX NA BB.13 Index	BB–/P	184	2,000	204	12/16/72	500 bp — Monthly	(18)
CMBX NA BB.13 Index	BB–/P	275	3,000	306	12/16/72	500 bp — Monthly	(28)
CMBX NA BB.13 Index	BB–/P	372	4,000	408	12/16/72	500 bp — Monthly	(32)
CMBX NA BB.13 Index	BB–/P	1,793	19,000	1,936	12/16/72	500 bp — Monthly	(125)
CMBX NA BB.13 Index	BB–/P	4,374	48,000	4,891	12/16/72	500 bp — Monthly	(471)
CMBX NA BB.13 Index	BB–/P	5,634	61,000	6,216	12/16/72	500 bp — Monthly	(522)
CMBX NA BB.6 Index	B-/P	36,496	82,560	36,384	5/11/63	500 bp — Monthly	192
CMBX NA BB.6 Index	B-/P	197,820	452,160	199,267	5/11/63	500 bp — Monthly	(1,006)
CMBX NA BBB–.12 Index	BBB–/P	3,418	58,000	2,993	8/17/61	300 bp — Monthly	459
CMBX NA BBB–.12 Index	BBB–/P	4,852	113,000	5,831	8/17/61	300 bp — Monthly	(913)

Putnam VT Mortgage Securities Fund	19

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/21 cont.

		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.14 Index	BBB–/P	$605	$16,000	$750	12/16/72	300 bp — Monthly	$(136)
CMBX NA BBB–.6 Index	B+/P	752	8,992	2,516	5/11/63	300 bp — Monthly	(1,759)
CMBX NA BBB–.6 Index	B+/P	2,377	35,968	10,064	5/11/63	300 bp — Monthly	(7,666)
CMBX NA BBB–.6 Index	B+/P	2,364	35,968	10,064	5/11/63	300 bp — Monthly	(7,679)
CMBX NA BBB–.6 Index	B+/P	4,206	42,961	12,021	5/11/63	300 bp — Monthly	(7,790)
CMBX NA BBB–.6 Index	B+/P	21,440	80,927	22,643	5/11/63	300 bp — Monthly	(1,156)
CMBX NA BBB–.6 Index	B+/P	23,959	84,923	23,762	5/11/63	300 bp — Monthly	247
CMBX NA BBB–.6 Index	B+/P	49,731	188,830	52,835	5/11/63	300 bp — Monthly	(2,994)
CMBX NA BBB–.6 Index	B+/P	423,965	6,393,727	1,788,965	5/11/63	300 bp — Monthly	(1,361,267)
CMBX NA BBB–.7 Index	BB–/P	74	1,000	201	1/17/47	300 bp — Monthly	(126)
CMBX NA BBB–.7 Index	BB–/P	23,003	338,000	67,870	1/17/47	300 bp — Monthly	(44,671)
Upfront premium received		2,212,367		Unrealized appreciation			45,467
Upfront premium (paid)		(1,964)		Unrealized (depreciation)			(3,021,083)
Total		$2,210,403		Total			$(2,975,616)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/21

	Upfront
	premium			Termi-		Unrealized
Swap counterparty/	received	Notional		nation	Payments	appreciation/
Referenced debt*	(paid)**	amount	Value	date	(paid) by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(22,700)	$89,000	$24,520	11/17/59	(500 bp) — Monthly	$1,865
CMBX NA BB.10 Index	(6,028)	25,000	6,888	11/17/59	(500 bp) — Monthly	836
CMBX NA BB.10 Index	(1,252)	12,000	3,306	11/17/59	(500 bp) — Monthly	2,042
CMBX NA BB.10 Index	(987)	9,000	2,480	11/17/59	(500 bp) — Monthly	1,484
CMBX NA BB.11 Index	(363)	7,000	641	11/18/54	(500 bp) — Monthly	271
CMBX NA BB.11 Index	(505)	7,000	641	11/18/54	(500 bp) — Monthly	128
CMBX NA BB.11 Index	(357)	7,000	641	11/18/54	(500 bp) — Monthly	277
CMBX NA BB.7 Index	(9,339)	183,000	61,689	1/17/47	(500 bp) — Monthly	52,172
CMBX NA BB.7 Index	(1,077)	16,000	5,394	1/17/47	(500 bp) — Monthly	4,301
CMBX NA BB.8 Index	(12,059)	33,821	12,801	10/17/57	(500 bp) — Monthly	709
CMBX NA BB.8 Index	(2,980)	23,192	8,778	10/17/57	(500 bp) — Monthly	5,776
CMBX NA BBB–.10 Index	(44,532)	259,000	23,155	11/17/59	(300 bp) — Monthly	(21,528)
CMBX NA BBB–.10 Index	(17,178)	74,000	6,616	11/17/59	(300 bp) — Monthly	(10,605)
CMBX NA BBB–.10 Index	(6,851)	56,000	5,006	11/17/59	(300 bp) — Monthly	(1,877)
CMBX NA BBB–.10 Index	(12,167)	51,000	4,559	11/17/59	(300 bp) — Monthly	(7,638)
CMBX NA BBB–.10 Index	(6,246)	49,000	4,381	11/17/59	(300 bp) — Monthly	(1,894)
CMBX NA BBB–.10 Index	(8,077)	37,000	3,308	11/17/59	(300 bp) — Monthly	(4,791)
CMBX NA BBB–.10 Index	(7,182)	33,000	2,950	11/17/59	(300 bp) — Monthly	(4,251)
CMBX NA BBB–.10 Index	(1,657)	13,000	1,162	11/17/59	(300 bp) — Monthly	(503)
CMBX NA BBB–.11 Index	(9,616)	30,000	1,416	11/18/54	(300 bp) — Monthly	(8,218)
CMBX NA BBB–.11 Index	(3,680)	25,000	1,180	11/18/54	(300 bp) — Monthly	(2,514)
CMBX NA BBB–.12 Index	(12,736)	185,000	9,546	8/17/61	(300 bp) — Monthly	(3,298)
CMBX NA BBB–.12 Index	(21,043)	63,000	3,251	8/17/61	(300 bp) — Monthly	(17,829)
CMBX NA BBB–.12 Index	(18,075)	52,000	2,683	8/17/61	(300 bp) — Monthly	(15,422)
CMBX NA BBB–.12 Index	(8,800)	39,000	2,012	8/17/61	(300 bp) — Monthly	(6,810)
CMBX NA BBB–.12 Index	(11,951)	34,000	1,754	8/17/61	(300 bp) — Monthly	(10,217)
CMBX NA BBB–.12 Index	(2,116)	31,000	1,600	8/17/61	(300 bp) — Monthly	(534)
CMBX NA BBB–.12 Index	(4,010)	12,000	619	8/17/61	(300 bp) — Monthly	(3,398)

20	Putnam VT Mortgage Securities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/21 cont.

	Upfront
	premium			Termi-		Unrealized
Swap counterparty/	received	Notional		nation	Payments	appreciation/
Referenced debt*	(paid)**	amount	Value	date	(paid) by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.13 Index	$(1,137)	$15,000	$776	12/16/72	(300 bp) — Monthly	$(370)
CMBX NA BBB–.13 Index	(611)	12,000	620	12/16/72	(300 bp) — Monthly	2
CMBX NA BBB–.13 Index	(555)	11,000	569	12/16/72	(300 bp) — Monthly	8
CMBX NA BBB–.7 Index	(4,375)	20,000	4,016	1/17/47	(300 bp) — Monthly	(371)
CMBX NA BBB–.8 Index	(22,031)	141,000	19,190	10/17/57	(300 bp) — Monthly	(2,923)
CMBX NA BBB–.8 Index	(14,226)	90,000	12,249	10/17/57	(300 bp) — Monthly	(2,029)
CMBX NA BBB–.8 Index	(14,282)	90,000	12,249	10/17/57	(300 bp) — Monthly	(2,086)
CMBX NA BBB–.8 Index	(10,955)	70,000	9,527	10/17/57	(300 bp) — Monthly	(1,469)
CMBX NA BBB–.8 Index	(8,919)	67,000	9,119	10/17/57	(300 bp) — Monthly	160
CMBX NA BBB–.8 Index	(6,298)	44,000	5,988	10/17/57	(300 bp) — Monthly	(335)
CMBX NA BBB–.9 Index	(1,183)	5,000	470	9/17/58	(300 bp) — Monthly	(716)
Credit Suisse International
CMBX NA BB.10 Index	(2,854)	24,000	6,612	11/17/59	(500 bp) — Monthly	3,735
CMBX NA BB.10 Index	(3,202)	24,000	6,612	11/17/59	(500 bp) — Monthly	3,387
CMBX NA BB.10 Index	(1,616)	13,000	3,582	11/17/59	(500 bp) — Monthly	1,953
Goldman Sachs International
CMBX NA A.6 Index	(193)	2,000	196	5/11/63	(200 bp) — Monthly	3
CMBX NA A.6 Index	(66)	1,000	98	5/11/63	(200 bp) — Monthly	31
CMBX NA BB.8 Index	(15,652)	44,450	16,824	10/17/57	(500 bp) — Monthly	1,129
CMBX NA BB.8 Index	(6,660)	18,360	6,949	10/17/57	(500 bp) — Monthly	272
CMBX NA BB.8 Index	(6,671)	18,360	6,949	10/17/57	(500 bp) — Monthly	260
CMBX NA BB.8 Index	(5,039)	13,528	5,120	10/17/57	(500 bp) — Monthly	68
CMBX NA BB.8 Index	(906)	7,731	2,926	10/17/57	(500 bp) — Monthly	2,012
CMBX NA BBB–.10 Index	(3,500)	16,000	1,430	11/17/59	(300 bp) — Monthly	(2,078)
CMBX NA BBB–.14 Index	(4,157)	66,000	3,095	12/16/72	(300 bp) — Monthly	(1,100)
CMBX NA BBB–.14 Index	(579)	9,000	422	12/16/72	(300 bp) — Monthly	(162)
CMBX NA BBB–.6 Index	(39,785)	145,868	40,814	5/11/63	(300 bp) — Monthly	944
CMBX NA BBB–.8 Index	(4,399)	34,000	4,627	10/17/57	(300 bp) — Monthly	209
CMBX NA BBB–.8 Index	(3,293)	21,000	2,858	10/17/57	(300 bp) — Monthly	(447)
JPMorgan Securities LLC
CMBX NA BB.11 Index	(5,148)	9,600	4,231	5/11/63	(500 bp) — Monthly	(927)
CMBX NA BB.11 Index	(545)	1,000	92	11/18/54	(500 bp) — Monthly	(455)
CMBX NA BB.8 Index	(16,356)	31,888	12,070	10/17/57	(500 bp) — Monthly	(4,317)
CMBX NA BBB–.10 Index	(11,268)	40,000	3,576	11/17/59	(300 bp) — Monthly	(7,716)
CMBX NA BBB–.10 Index	(9,534)	32,000	2,861	11/17/59	(300 bp) — Monthly	(6,691)
CMBX NA BBB–.10 Index	(3,793)	23,000	2,056	11/17/59	(300 bp) — Monthly	(1,750)
CMBX NA BBB–.12 Index	(547)	14,000	722	8/17/61	(300 bp) — Monthly	167
CMBX NA BBB–.12 Index	(1,048)	3,000	155	8/17/61	(300 bp) — Monthly	(895)
CMBX NA BBB–.14 Index	(4,937)	81,000	3,799	12/16/72	(300 bp) — Monthly	(1,186)
CMBX NA BBB–.7 Index	(56,108)	239,000	47,991	1/17/47	(300 bp) — Monthly	(8,257)
Merrill Lynch International
CMBX NA BB.10 Index	(1,366)	24,000	6,612	11/17/59	(500 bp) — Monthly	5,223
CMBX NA BBB–.10 Index	(6,933)	32,000	2,861	11/17/59	(300 bp) — Monthly	(4,091)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(2,124)	22,000	2,154	5/11/63	(200 bp) — Monthly	21
CMBX NA BB.10 Index	(1,154)	11,000	3,031	11/17/59	(500 bp) — Monthly	1,866
CMBX NA BB.8 Index	(14,213)	39,619	14,996	10/17/57	(500 bp) — Monthly	744
CMBX NA BB.8 Index	(6,701)	18,360	6,949	10/17/57	(500 bp) — Monthly	230
CMBX NA BB.8 Index	(9,393)	18,360	6,949	10/17/57	(500 bp) — Monthly	(2,462)
CMBX NA BB.8 Index	(3,160)	8,697	3,292	10/17/57	(500 bp) — Monthly	123
CMBX NA BB.8 Index	(3,174)	8,697	3,292	10/17/57	(500 bp) — Monthly	109
CMBX NA BB.9 Index	(4,754)	33,000	7,620	9/17/58	(500 bp) — Monthly	2,834
CMBX NA BB.9 Index	(2,309)	27,000	6,234	9/17/58	(500 bp) — Monthly	3,899

Putnam VT Mortgage Securities Fund	21

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/21 cont.

	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(2,188)	$16,000	$3,694	9/17/58	(500 bp) — Monthly	$1,491
CMBX NA BB.9 Index	(757)	5,000	1,155	9/17/58	(500 bp) — Monthly	393
CMBX NA BBB–.10 Index	(19,618)	159,000	14,215	11/17/59	(300 bp) — Monthly	(5,496)
CMBX NA BBB–.10 Index	(11,034)	87,000	7,778	11/17/59	(300 bp) — Monthly	(3,307)
CMBX NA BBB–.10 Index	(7,188)	83,000	7,420	11/17/59	(300 bp) — Monthly	184
CMBX NA BBB–.10 Index	(9,946)	59,000	5,275	11/17/59	(300 bp) — Monthly	(4,706)
CMBX NA BBB–.10 Index	(8,751)	37,000	3,308	11/17/59	(300 bp) — Monthly	(5,465)
CMBX NA BBB–.10 Index	(7,801)	32,000	2,861	11/17/59	(300 bp) — Monthly	(4,959)
CMBX NA BBB–.10 Index	(3,171)	25,000	2,235	11/17/59	(300 bp) — Monthly	(950)
CMBX NA BBB–.10 Index	(4,005)	23,000	2,056	11/17/59	(300 bp) — Monthly	(1,963)
CMBX NA BBB–.10 Index	(4,362)	19,000	1,699	11/17/59	(300 bp) — Monthly	(2,675)
CMBX NA BBB–.10 Index	(3,929)	18,000	1,609	11/17/59	(300 bp) — Monthly	(2,331)
CMBX NA BBB–.10 Index	(2,168)	10,000	894	11/17/59	(300 bp) — Monthly	(1,280)
CMBX NA BBB–.10 Index	(1,946)	9,000	805	11/17/59	(300 bp) — Monthly	(1,147)
CMBX NA BBB–.11 Index	(2,361)	15,000	708	11/18/54	(300 bp) — Monthly	(1,662)
CMBX NA BBB–.12 Index	(5,797)	28,000	1,445	8/17/61	(300 bp) — Monthly	(4,368)
CMBX NA BBB–.12 Index	(2,921)	14,000	722	8/17/61	(300 bp) — Monthly	(2,207)
CMBX NA BBB–.12 Index	(1,237)	4,000	206	8/17/61	(300 bp) — Monthly	(1,032)
CMBX NA BBB–.13 Index	(4,191)	68,000	3,516	12/16/72	(300 bp) — Monthly	(715)
CMBX NA BBB–.14 Index	(3,115)	50,000	2,345	12/16/72	(300 bp) — Monthly	(799)
CMBX NA BBB–.7 Index	(4,063)	64,000	12,851	1/17/47	(300 bp) — Monthly	8,750
CMBX NA BBB–.8 Index	(18,512)	119,000	16,196	10/17/57	(300 bp) — Monthly	(2,386)
CMBX NA BBB–.8 Index	(10,734)	75,000	10,208	10/17/57	(300 bp) — Monthly	(571)
CMBX NA BBB–.8 Index	(9,409)	60,000	8,166	10/17/57	(300 bp) — Monthly	(1,278)
CMBX NA BBB–.8 Index	(9,141)	59,000	8,030	10/17/57	(300 bp) — Monthly	(1,146)
CMBX NA BBB–.8 Index	(9,063)	58,000	7,894	10/17/57	(300 bp) — Monthly	(1,203)
CMBX NA BBB–.8 Index	(6,105)	48,000	6,533	10/17/57	(300 bp) — Monthly	400
CMBX NA BBB–.8 Index	(6,090)	48,000	6,533	10/17/57	(300 bp) — Monthly	415
Upfront premium received	—			Unrealized appreciation		110,883
Upfront premium (paid)	(780,876)			Unrealized (depreciation)		(225,806)
Total	$(780,876)			Total		$(114,923)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

22	Putnam VT Mortgage Securities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$585,000	$209,125
Mortgage-backed securities	—	31,390,735	—
Purchased options outstanding	—	26,533	—
Purchased swap options outstanding	—	717,432	—
U.S. government and agency mortgage obligations	—	37,540,390	—
Short-term investments	1,000	12,412,467	—
Totals by level	$1,000	$82,672,557	$209,125

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$2,460	$—	$—
Written options outstanding	—	(37,417)	—
Written swap options outstanding	—	(2,949,361)	—
Forward premium swap option contracts	—	(138,920)	—
TBA sale commitments	—	(26,087,865)	—
Interest rate swap contracts	—	27,086	—
Total return swap contracts	—	(160,568)	—
Credit default contracts	—	(4,520,066)	—
Totals by level	$2,460	$(33,867,111)	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Mortgage Securities Fund	23

Statement of assets and liabilities
12/31/21

Assets
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $80,288,782)	$78,075,137
Affiliated issuers (identified cost $4,807,545) (Notes 1 and 5)	4,807,545
Interest and other receivables	315,591
Receivable for shares of the fund sold	31,457
Receivable for investments sold	1,130
Receivable for sales of TBA securities (Note 1)	26,116,740
Receivable from Manager (Note 2)	16,473
Receivable for variation margin on centrally cleared swap contracts (Note 1)	94,719
Unrealized appreciation on forward premium swap option contracts (Note 1)	877,783
Unrealized appreciation on OTC swap contracts (Note 1)	156,350
Premium paid on OTC swap contracts (Note 1)	782,840
Total assets	111,275,765

Liabilities
Payable to custodian	1,233
Payable for investments purchased	142
Payable for purchases of TBA securities (Note 1)	34,600,066
Payable for shares of the fund repurchased	48,677
Payable for custodian fees (Note 2)	14,443
Payable for investor servicing fees (Note 2)	4,834
Payable for Trustee compensation and expenses (Note 2)	60,157
Payable for administrative services (Note 2)	443
Payable for distribution fees (Note 2)	4,337
Payable for variation margin on futures contracts (Note 1)	21,972
Payable for variation margin on centrally cleared swap contracts (Note 1)	89,150
Unrealized depreciation on OTC swap contracts (Note 1)	3,246,889
Premium received on OTC swap contracts (Note 1)	2,212,367
Unrealized depreciation on forward premium swap option contracts (Note 1)	1,016,703
Written options outstanding, at value (premiums $2,593,725) (Note 1)	2,986,778
TBA sale commitments, at value (proceeds receivable $26,080,781) (Note 1)	26,087,865
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	1,000
Other accrued expenses	67,288
Total liabilities	70,464,344

Net assets	$40,811,421

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$58,562,105
Total distributable earnings (Note 1)	(17,750,684)
Total — Representing net assets applicable to capital shares outstanding	$40,811,421

Computation of net asset value Class IA
Net assets	$20,386,464
Number of shares outstanding	2,333,776
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$8.74

Computation of net asset value Class IB
Net assets	$20,424,957
Number of shares outstanding	2,349,963
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$8.69

The accompanying notes are an integral part of these financial statements.

24	Putnam VT Mortgage Securities Fund

Statement of operations
Year ended 12/31/21

Investment income
Interest (including interest income of $2,128 from investments in affiliated issuers) (Note 5)	$2,245,438
Total investment income	2,245,438

Expenses
Compensation of Manager (Note 2)	173,158
Investor servicing fees (Note 2)	31,842
Custodian fees (Note 2)	62,210
Trustee compensation and expenses (Note 2)	1,830
Distribution fees (Note 2)	55,553
Administrative services (Note 2)	1,099
Auditing and tax fees	59,534
Other	23,234
Fees waived and reimbursed by Manager (Note 2)	(125,227)
Total expenses	283,233

Expense reduction (Note 2)	(51)
Net expenses	283,182

Net investment income	1,962,256

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(862,512)
Net increase from payments by affiliates (Note 2)	1,016
Futures contracts (Note 1)	362,252
Swap contracts (Note 1)	(1,173,926)
Written options (Note 1)	(284,392)
Total net realized loss	(1,957,562)

Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(2,762,693)
Futures contracts	94,195
Swap contracts	673,907
Written options	413,707
Total change in net unrealized depreciation	(1,580,884)

Net loss on investments	(3,538,446)

Net decrease in net assets resulting from operations	$(1,576,190)

The accompanying notes are an integral part of these financial statements.

Putnam VT Mortgage Securities Fund	25

Statement of changes in net assets

	Year ended	Year ended
	12/31/21	12/31/20
Decrease in net assets
Operations:
Net investment income	$1,962,256	$1,897,746
Net realized gain (loss) on investments	(1,957,562)	2,587,161
Change in net unrealized depreciation of investments	(1,580,884)	(5,799,763)
Net decrease in net assets resulting from operations	(1,576,190)	(1,314,856)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	—	(2,587,503)
Class IB	—	(2,096,557)
Net realized short-term gain on investments
Class IA	—	(64,947)
Class IB	—	(53,689)
From return of capital
Class IA	—	(71,902)
Class IB	—	(58,260)
Decrease from capital share transactions (Note 4)	(4,359,618)	(5,791,898)
Total decrease in net assets	(5,935,808)	(12,039,612)
Net assets:
Beginning of year	46,747,229	58,786,841
End of year	$40,811,421	$46,747,229

The accompanying notes are an integral part of these financial statements.

26	Putnam VT Mortgage Securities Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]
Class IA
12/31/21	$9.05	.40	(.71)	(.31)	—	—	—	—	$8.74	(3.43)	$20,386	.50[f]	4.44[f]	904
12/31/20	10.18	.35	(.57)	(.22)	(.87)	(.02)	(.02)	(.91)	9.05	(1.29)	26,269	.50[f]	3.89[f]	895
12/31/19	9.21	.36	.85	1.21	(.24)	—	—	(.24)	10.18	13.36	31,822	.50[f]	3.68[f]	1,171
12/31/18	9.55	.35	(.41)	(.06)	(.28)	—	—	(.28)	9.21	(.62)	31,249	.56[f]	3.80[f]	1,142
12/31/17	9.59	.27	(.06)	.21	(.25)	—	—	(.25)	9.55	2.27	35,852.66		2.85	1,188
Class IB
12/31/21	$9.02	.38	(.71)	(.33)	—	—	—	—	$8.69	(3.66)	$20,425	.75[f]	4.19[f]	904
12/31/20	10.16	.33	(.58)	(.25)	(.85)	(.02)	(.02)	(.89)	9.02	(1.68)	20,478	.75[f]	3.64[f]	895
12/31/19	9.18	.33	.86	1.19	(.21)	—	—	(.21)	10.16	13.20	26,965	.75[f]	3.44[f]	1,171
12/31/18	9.52	.33	(.41)	(.08)	(.26)	—	—	(.26)	9.18	(.90)	23,232	.81[f]	3.54[f]	1,142
12/31/17	9.56	.25	(.07)	.18	(.22)	—	—	(.22)	9.52	1.96	27,524.91		2.60	1,188

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect the following reductions as a percentage of average net assets.

% of average net assets
December 31, 2021	0.28%
December 31, 2020	0.24
December 31, 2019	0.22
December 31, 2018	0.25

The accompanying notes are an integral part of these financial statements.

Putnam VT Mortgage Securities Fund	27

Notes to financial statements 12/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2021 through December 31, 2021.

Putnam VT Mortgage Securities Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

The fund expects to invest in mortgage-backed investments that are obligations of U.S. government agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., Ginnie Mae mortgage-backed bonds) as well as in mortgage-backed investments that are backed by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. The fund currently has significant investment exposure to commercial mortgage-backed securities.

The fund also expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, and collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives). Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While the fund’s emphasis will be on mortgage-backed securities, it may also invest to a lesser extent in other types of asset-backed securities.

Putnam Management may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund typically uses to a significant extent derivatives, including interest rate swaps, swaptions, forward delivery contracts, total return swaps, and options on mortgage-backed securities and indices, for both hedging and non-hedging purposes,includingtoobtainoradjustexposuretomortgage-backedinvestments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

28	Putnam VT Mortgage Securities Fund

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Putnam VT Mortgage Securities Fund	29

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $6,966,547 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $6,774,069 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

30	Putnam VT Mortgage Securities Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$13,450,163	$1,402,889	$14,853,052

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $535,055 to increase undistributed net investment income and $535,055 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$6,431,079
Unrealized depreciation	(12,386,745)
Net unrealized depreciation	(5,955,666)
Undistributed ordinary income	3,058,032
Capital loss carryforward	(14,853,052)
Cost for federal income tax purposes	$54,973,697

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 31.8% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.381% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $56,586 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.50% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $68,641 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,016 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$16,270
Class IB	15,572
Total	$31,842

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $51 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $28, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Putnam VT Mortgage Securities Fund	31

The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$458,344,190	$458,990,154
U.S. government securities
(Long-term)	—	—
Total	$458,344,190	$458,990,154

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/21		Year ended 12/31/20		Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	112,155	$1,018,232	86,929	$799,049	831,192	$7,646,971	916,814	$8,823,591
Shares issued in connection with
reinvestment of distributions	—	—	327,053	2,724,352	—	—	265,445	2,208,506
	112,155	1,018,232	413,982	3,523,401	831,192	7,646,971	1,182,259	11,032,097
Shares repurchased	(681,507)	(6,198,791)	(636,247)	(5,720,755)	(750,333)	(6,826,030)	(1,568,265)	(14,626,641)
Net increase (decrease)	(569,352)	$(5,180,559)	(222,265)	$(2,197,354)	80,859	$820,941	(386,006)	$(3,594,544)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/20	Purchase cost	Sale proceeds	Investment income	12/31/21
Short-term investments
Putnam Short Term Investment Fund*	$—	$14,514,608	$9,707,063	$2,128	$4,807,545
Total Short-term investments	$—	$14,514,608	$9,707,063	$2,128	$4,807,545

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

32	Putnam VT Mortgage Securities Fund

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$62,200,000
Purchased swap option contracts (contract amount)	$127,600,000
Written TBA commitment option contracts (contract amount)	$62,200,000
Written swap option contracts (contract amount)	$107,200,000
Futures contracts (number of contracts)	400
OTC interest rate swap contracts (notional)	$—*
Centrally cleared interest rate swap contracts (notional)	$173,100,000
OTC total return swap contracts (notional)	$3,800,000
Centrally cleared total return swap contracts (notional)	$6,000,000
OTC credit default contracts (notional)	$26,300,000

*For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$667,890	Payables	$5,187,956
	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unreal-		Unrealized
Interest rate contracts	ized appreciation	1,796,396*	depreciation	4,309,151*
Total		$2,464,286		$9,497,107

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(815,895)	$(815,895)
Interest rate contracts	(627,661)	362,252	(358,031)	$(623,440)
Total	$(627,661)	$362,252	$(1,173,926)	$(1,439,335)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$576,393	$576,393
Interest rate contracts	(936,495)	94,195	97,514	$(744,786)
Total	$(936,495)	$94,195	$673,907	$(168,393)

Putnam VT Mortgage Securities Fund	33

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$93,372	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$93,372
Centrally cleared total return
swap contracts§	—	—	1,347	—	—	—	—	—	—	—	—	—	—	—	—	1,347
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	1,212	—	69	—	656	—	—	—	1,937
OTC Credit default contracts —
protection purchased*#	—	—	—	—	276,541	16,747	—	92,041	—	77,257	9,431	193,936	—	—	—	665,953
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap
option contracts#	225,071	88,182	—	108,667	—	—	—	96,534	216,236	—	—	34,842	27,011	40,753	40,487	877,783
Purchased swap options**#	1,685	—	—	—	—	—	—	—	—	—	—	708,154	7,593	—	—	717,432
Purchased options**#	—	—	—	—	—	—	—	—	26,533	—	—	—	—	—	—	26,533
Total Assets	$226,756	$88,182	$94,719	$108,667	$276,541	$16,747	$—	$189,787	$242,769	$77,326	$9,431	$937,588	$34,604	$40,753	$40,487	$2,384,357
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	89,150	—	—	—	—	—	—	—	—	—	—	—	—	89,150
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection sold*#	—	—	—	—	1,285,523	735,041	141,156	443,600	—	30,049	298,490	2,254,097	—	—	—	5,187,956
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	21,972	—	—	—	—	—	21,972
Forward premium swap
option contracts#	349,070	71,865	—	104,040	—	—	—	115,588	236,415	—	—	32,133	22,670	45,589	39,333	1,016,703
Written swap options#	783,963	—	—	102,222	—	—	—	260,763	370,628	—	—	1,313,140	28,456	90,189	—	2,949,361
Written options#	—	—	—	—	—	—	—	—	37,417	—	—	—	—	—	—	37,417
Total Liabilities	$1,133,033	$71,865	$89,150	$206,262	$1,285,523	$735,041	$141,156	$819,951	$644,460	$52,021	$298,490	$3,599,370	$51,126	$135,778	$39,333	$9,302,559
Total Financial and Derivative
Net Assets	$(906,277)	$16,317	$5,569	$(97,595)	$(1,008,982)	$(718,294)	$(141,156)	$(630,164)	$(401,691)	$25,305	$(289,059)	$(2,661,782)	$(16,522)	$(95,025)	$1,154	$(6,918,202)
Total collateral
received (pledged)†##	$(906,277)	$—	$—	$(97,595)	$(953,851)	$(684,932)	$(110,982)	$(605,858)	$(401,691)	$—	$(223,971)	$(2,661,782)	$—	$(19,996)	$—
Net amount	$—	$16,317	$5,569	$—	$(55,131)	$(33,362)	$(30,174)	$(24,306)	$—	$25,305	$(65,088)	$—	$(16,522)	$(75,029)	$1,154
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,000	$—	$—	$—	$—	$—	$1,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(924,872)	$—	$—	$(150,980)	$(953,851)	$(684,932)	$(110,982)	$(605,858)	$(412,871)	$—	$(223,971)	$(2,685,756)	$—	$(19,996)	$—	$(6,774,069)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $262,935 and $253,884, respectively.

34	Putnam VT Mortgage Securities Fund	Putnam VT Mortgage Securities Fund	35

Note 9 — New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $118,636 as a capital gain dividend with respect to the taxable year ended December 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

36	Putnam VT Mortgage Securities Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Putnam VT Mortgage Securities Fund	37

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Richard T. Kircher (Born 1962)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Vice President and BSA Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	Since 2019	and Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Assistant Director, Operational Compliance,	Since 2004
Putnam Investments, and Chief Compliance	Putnam Investments and Putnam
Officer, Putnam Management	Retail Management	Janet C. Smith (Born 1965)
Vice President, Principal Financial
Nancy E. Florek (Born 1957)	Martin Lemaire (Born 1984)	Officer, Principal Accounting Officer,
Vice President, Director of Proxy Voting	Vice President and Derivatives Risk Manager	and Assistant Treasurer
and Corporate Governance, Assistant Clerk,	Since 2022	Since 2007
and Assistant Treasurer	Risk Manager and Risk Analyst,	Head of Fund Administration Services, Putnam
Since 2000	Putnam Investments	Investments and Putnam Management

Michael J. Higgins (Born 1976)	Susan G. Malloy (Born 1957)	Stephen J. Tate (Born 1974)
Vice President, Treasurer, and Clerk	Vice President and Assistant Treasurer	Vice President and Chief Legal Officer
Since 2010	Since 2007	Since 2021
	Head of Accounting and Middle Office Services,	General Counsel, Putnam Investments, Putnam
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management	Management, and Putnam Retail Management
Executive Vice President, Principal Executive
Officer, and Compliance Liaison	Alan G. McCormack (Born 1964)	Mark C. Trenchard (Born 1962)
Since 2004	Vice President and Derivatives Risk Manager	Vice President
	Since 2022	Since 2002
	Head of Quantitative Equities and Risk,	Director of Operational Compliance, Putnam
	Putnam Investments	Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

38	Putnam VT Mortgage Securities Fund

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Putnam VT Mortgage Securities Fund	39

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40	Putnam VT Mortgage Securities Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
Marketing Services	Legal Counsel	Manoj P. Singh
Putnam Retail Management	Ropes & Gray LLP	Mona K. Sutphen
Limited Partnership
100 Federal Street	Independent Registered
Boston, MA 02110	Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Mortgage Securities Fund	41

This report has been prepared for the shareholders
of Putnam VT Mortgage Securities Fund.	VTAN027 328325 2/22

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2021	$51,499	$ —	$8,073	$ —
December 31, 2020	$51,212	$ —	$7,073	$ —

For the fiscal years ended December 31, 2021 and December 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $301,493 and $620,767 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2021	$ —	$293,420	$ —	$ —
December 31, 2020	$ —	$613,694	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 25, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 25, 2022